Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	July-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1(CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	8/30/04
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	July 31, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	51,096,096	—			51,096,096	45,228,451	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	15,294,071				15,294,071	15,288,015	175,524,930	167,899,206
Interest Income/Other Income	98,985				98,985		6,381,081	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(3,164,575)	3,164,575			—		(2,910,178)	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	12,228,481	3,164,575	—	—	15,393,056	15,288,015	179,009,730	169,120,206

Disbursements
Gross Payroll/Payroll Taxes		3,164,575			3,164,575	2,494,000	25,774,420	27,719,745
Sales, Use & Other Taxes					—		—	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	2,400,245				2,400,245	3,796,535	26,413,865	19,208,967
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	7,280,707				7,280,707	7,624,133	84,799,410	85,134,370
					—		—
Deposits to Lenders	—				—		2,972,986	2,500,000
Professional fees - Carve-out	368,667				368,667	1,000,000	6,744,161	8,000,000
US Trustee Quarterly Fees					—	120,000	—	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	10,049,619	3,164,575	—	—	13,214,194	15,034,668	146,704,842	143,041,332

Net Cash Flow
(Receipts less Disbursements)	2,178,862	—	—	—	2,178,862	253,347	32,304,888	26,078,874
Cash - End of Month	53,274,958	—	—	—	53,274,958	45,481,798	53,274,958	45,481,798

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 7/2	BUDGET 7/9	BUDGET 7/16	BUDGET 7/23	BUDGET 7/30	BUDGET MONTH JULY
Beginning Cash	$45,228,451	$45,964,462	$45,089,734	$45,392,297	$44,979,648	$45,228,451
Cash Receipts
TICO Cash Collected	616,447	612,362	608,303	604,271	600,266	3,041,649
SM Cash Collected	2,145,985	2,138,688	2,131,421	2,124,185	2,116,979	10,657,257
TIG Cash Collected	187,500	187,500	187,500	187,500	187,500	937,500
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	114,052	121,719	129,841	138,443	147,554	651,609
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	3,063,984	3,060,269	3,057,065	3,054,399	3,052,299	15,288,015

Cash Disbursements
Loan Proceeds Checks	1,407,460	1,411,476	1,416,033	1,421,161	1,426,894	7,083,024
Expenses related to Loans	8,332	8,276	8,221	8,167	8,113	41,109
Expenses related to TIG	100,000	100,000	100,000	100,000	100,000	500,000

Total Cash Disbursements	1,515,791	1,519,752	1,524,255	1,529,328	1,535,006	7,624,133

NET CASH RECEIPTS	1,548,193	1,540,516	1,532,810	1,525,070	1,517,293	7,663,882

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	30,100	25,400	75,800	25,375	25,100	181,775
Bank Charges	26,075	—	19,200	3,400	1,075	49,750
Claims Funding*	58,000	58,000	58,000	58,000	58,000	290,000
Company Auto	11,750	12,200	11,600	12,100	12,150	59,800
Computer Costs	10,000	6,075	12,900	4,750	7,260	40,985
Dues And Subscriptions	350	7,325	480	550	350	9,055
Employee Reimbursements - collections exp	14,601	12,463	13,436	12,300	14,003	66,804
Equipment Rental	2,200	11,266	—	25,085	2,340	40,891
Fixed Assets	1,500	6,000	51,700	100,500	9,400	169,100
Forms & Printing	26,950	800	894	1,650	26,700	56,994
Insurance	29,000	15,000	6,000	—	13,500	63,500
Meals & Entertainment	3,295	2,900	2,550	2,700	3,295	14,740
Miscellaneous	112,760	10,615	13,250	13,465	32,760	182,850
Office Expense	13,375	29,400	14,075	26,825	14,700	98,375
Postage	10,750	16,525	17,025	13,750	11,695	69,745
Prepaid Expenses	7,500	7,500	7,500	12,500	7,500	42,500
Prepaid Software ABS	4,595	20,000	—	—	4,595	29,190
Professional Fees-Ordinary Course	9,870	8,370	137,370	8,445	7,770	171,825
Rent	230	—	8,000	59,912	201,825	269,967
Repairs & Maintenance	4,050	3,850	3,850	3,950	3,850	19,550
Roadgard	—	—	76,000	—	—	76,000
Seminars & Meetings	1,900	2,150	1,900	2,150	1,900	10,000
Taxes & Licenses	6,200	500	4,525	625	2,675	14,525
Telephone	37,264	50,191	25,447	28,873	39,873	181,648
Temporary Agency Staff	9,830	12,830	9,830	12,830	9,830	55,150
Board of Directors	20,000	—	4,000	2,000	—	26,000
Travel	4,050	14,280	38,050	6,800	4,050	67,230
Utilities	15,493	15,656	15,123	16,190	15,953	78,415

Total Operating Cash Disbursements	471,688	349,297	628,506	454,725	532,149	2,436,364

Total Cash Disbursements by Group
Corporate	86,000	50,500	197,750	92,000	60,500	486,750
Tico Credit	114,985	50,825	44,700	101,237	92,970	404,716
Southern Management	259,000	234,000	361,700	249,500	341,200	1,445,400
Thaxton Premium Finance	600	185	2,400	985	1,465	5,635
Thaxton Commercial Lending	20	395	475	470	1,515	2,875
Thaxton Insurance Group	11,083	13,392	21,481	10,533	34,499	90,987

Total Operating Cash Disbursements	471,688	349,297	628,506	454,725	532,149	2,436,364

Other Items
Interest to Finova	—	562,706	—	—	—	562,706
Payroll Paid TTG	—	460,500	—	460,500	—	921,000
Payroll Paid SMC	—	684,000	195,000	670,000	—	1,549,000
401K	—	12,000	—	12,000	—	24,000
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	22,500	22,500
Credit Insurance Carrier	128,494	134,741	134,741	128,494	128,494	654,965
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	—	60,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	120,000	120,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	340,494	2,065,947	601,741	1,482,994	482,994	4,974,171

Cash from Operations
Total Collections	3,063,984	3,060,269	3,057,065	3,054,399	3,052,299	15,288,015
Total Disbursements	2,115,973	3,722,997	2,542,502	3,255,047	2,218,149	13,854,668

Net Cash from Operations	948,011	(662,728)	514,563	(200,649)	834,150	1,433,347

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(332,000)	(1,180,000)

Net Change in Cash	736,011	(874,728)	302,563	(412,649)	502,150	253,347

Adjustment due to New Budget Period						—

Ending Cash	45,964,462	45,089,734	45,392,297	44,979,648	45,481,798	45,481,798

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	July-04	FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for
		HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	51,096,095.92	50,053,227.37	—	—	(99,154.57)	—	(12,907.12)		633,717.80	521,212.44

			—
TICO Cash Collected	3,995,224.37	—		—	—	—	—		—	3,995,224.37
SM Cash Collected	9,103,271.61	—		—	—	—	—		9,103,271.61	—
TIG Cash Collected	952,754.22	—		—	952,754.22	—	—		—	—
TPF Cash Collected	640,885.56	—		—	—	—	640,885.56		—	—
TCL Cash Collected	601,935.42	—		—	—	601,935.42	—		—	—
Other Income Collected	98,984.60	131,618.79		—	—	—	18,388.93		—	(51,023.12)

SUBTOTAL	15,393,055.78	131,618.79	—	—	952,754.22	601,935.42	659,274.49	—	9,103,271.61	3,944,201.25

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	2,445,797.82		—	(185,302.99)	(156,873.46)	(590,310.39)		734,285.83	(2,247,596.81)
	—	—		—	—	—	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—		—	—	—	—		—	—
Holdback, Deposits and Escrows	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	15,393,055.78	2,577,416.61	—	—	767,451.23	445,061.96	68,964.10	—	9,837,557.44	1,696,604.44

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	6,251,716.29	—		—	—	427,337.29	(9,093.44)		5,456,719.94	376,752.50
Expenses related to Loans\Thaxton Insurance Group	1,028,990.25	—		—	520,487.79	—	72,956.94		327,065.88	108,479.64

Subtotal - Loans	7,280,706.54	—	—	—	520,487.79	427,337.29	63,863.50		5,783,785.82	485,232.14

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	194,800.97	—		—	157.50	—	—		194,357.87	285.60
Bank Charges	86,744.03	83,456.72		—	7.50	—	—		449.50	2,830.31
Claims Funding*	191,495.95	45,516.56		—	—	—	—		145,979.39	—
Company Auto	22,738.76	—		—	—	267.91	—		17,468.40	5,002.45
Computer Costs	28,510.49	3,635.50		—	4,197.73	23.90	1,417.80		14,586.88	4,648.68
Dues And Subscriptions	10,670.00	—		—	370.00	—	—		10,200.00	100.00
Employee Reimbursements - collections exp	43,488.17	—		—	1,846.53	—	—		—	41,641.64
Equipment Rental	28,044.17	18,104.87		—	1,075.02	—	85.00		408.50	8,370.78
Fixed Assets	31,400.78	—		—	—	—	—		31,400.78	—
Forms & Printing	28,657.67	—		—	928.66	—	—		26,370.55	1,358.46
Insurance	20,319.92	18,448.51		—	—	—	4.20		1,867.21	—
Meals & Entertainment	15,855.15	863.08		—	—	18.17	—		13,101.85	1,872.05
Miscellaneous	24,376.57	3,465.64		—	403.26	—	—		18,557.20	1,950.47
Office Expense	43,199.07	1,947.51		—	6,109.19	470.87	215.85		15,249.60	19,206.05
Postage	42,118.03	422.94		—	3,546.59	6.71	—		28,479.12	9,662.67
Prepaid Expenses	16,978.00	5,174.00		—	—	—	—		11,804.00	—
Prepaid Software ABS	19,475.91	—		—	—	—	—		18,425.91	1,050.00
Professional Fees-Ordinary Course	8,236.18	5,969.64		—	416.10	97.22	409.14		1,244.08	100.00
Rent	246,651.29	10,763.00		—	18,146.49	878.00	39.00		175,546.43	41,278.37
Repairs & Maintenance	19,225.96	1,850.00		—	—	—	—		17,030.96	345.00
Seminars & Meetings	721.85	—		—	—	—	—		721.85	—
Taxes & Licenses	8,591.26	208.05		—	25.00	670.00	—		5,239.70	2,448.51
Telephone	102,909.37	11,596.79		—	10,031.02	506.01	337.37		56,460.47	23,977.71
Temporary Agency Staff	25,541.74	3,837.40		—	6,489.00	—	—		6,685.00	8,530.34
Travel	22,487.95	1,388.31		—	—	—	—		17,486.08	3,613.56
Utilities	55,455.68	1,239.92		—	3,211.12	—	—		42,105.54	8,899.10
Interest to Finova	522,902.00	522,902.00		—	—	—	—		—	—
Payroll Paid TTG	742,068.46	65,868.11		—	168,365.76	14,785.88	5,828.04		—	487,220.67
Payroll Paid SMC	2,422,506.34	—		—	—	—	—		2,422,506.34	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	446,743.59	—		—	—	—	—		416,869.61	29,873.98
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	368,666.79	368,666.79		—	—	—	—		—	—
Other	(2,243.10)	(2,243.10)		—	—	—	—		—	—

Total Other Cash Disbursements	5,933,487.00	1,237,057.24	—	—	225,326.47	17,724.67	8,336.40		3,740,775.82	704,266.40

				—			—		—	—

TOTAL ALL CASH DISBURSE- MENTS	13,214,193.54	1,237,057.24	—	—	745,814.26	445,061.96	72,199.90		9,524,561.64	1,189,498.54

	53,274,958.16	51,393,586.74	—	—	(77,517.60)	—	(16,142.92)		946,713.60	1,028,318.34

BANK ACCOUNT RECONCILED BALANCES:	53,274,958.16	51,393,586.74			(77,517.60)	—	(16,142.92)		946,713.60	1,028,318.34

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	8/30/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	51,096,095.92		—	51,096,095.92

TICO Cash Collected	3,995,224.37	—	—	3,995,224.37
SM Cash Collected	9,103,271.61	—	—	9,103,271.61
TIG Cash Collected	952,754.22	—	—	952,754.22
TPF Cash Collected	640,885.56	—	—	640,885.56
TCL Cash Collected	601,935.42	—	—	601,935.42
Other Income Collected	98,984.60	—	—	98,984.60

SUBTOTAL	15,393,055.78	—	—	15,393,055.78

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,164,574.80)	3,164,574.80	—	—
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	12,228,480.98	3,164,574.80	—	15,393,055.78

Cash Disbursements - Loans
Loan Proceeds Checks	6,251,716.29			6,251,716.29
Expenses related to Loans\Thaxton Insurance Group	1,028,990.25			1,028,990.25

Subtotal - Loans	7,280,706.54	—	—	7,280,706.54

	—
Cash Disbursements - Other	—
Advertising	194,800.97		—	194,800.97
Bank Charges	86,744.03	—	—	86,744.03
Claims Funding*	191,495.95		—	191,495.95
Company Auto	22,738.76	—	—	22,738.76
Computer Costs	28,510.49	—	—	28,510.49
Dues And Subscriptions	10,670.00	—	—	10,670.00
Employee Reimbursements - collections exp	43,488.17	—	—	43,488.17
Equipment Rental	28,044.17	—	—	28,044.17
Fixed Assets	31,400.78	—	—	31,400.78
Forms & Printing	28,657.67	—	—	28,657.67
Insurance	20,319.92	—	—	20,319.92
Meals & Entertainment	15,855.15	—	—	15,855.15
Miscellaneous	24,376.57	—	—	24,376.57
Office Expense	43,199.07	—	—	43,199.07
Postage	42,118.03	—	—	42,118.03
Prepaid Expenses	16,978.00	—	—	16,978.00
Prepaid Software ABS	19,475.91	—	—	19,475.91
Professional Fees-Ordinary Course	8,236.18	—	—	8,236.18
Rent	246,651.29	—	—	246,651.29
Repairs & Maintenance	19,225.96	—	—	19,225.96
Seminars & Meetings	721.85	—	—	721.85
Taxes & Licenses	8,591.26	—	—	8,591.26
Telephone	102,909.37	—	—	102,909.37
Temporary Agency Staff	25,541.74	—	—	25,541.74
Travel	22,487.95	—	—	22,487.95
Utilities	55,455.68	—	—	55,455.68
Interest to Finova	522,902.00	—	—	522,902.00
Payroll Paid TTG	—	742,068.46	—	742,068.46
Payroll Paid SMC	—	2,422,506.34	—	2,422,506.34
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	446,743.59	—	—	446,743.59
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	368,666.79	—	—	368,666.79
Other	(2,243.10)	—	—	(2,243.10)

Total Other Cash Disbursements	2,768,912.20	3,164,574.80	—	5,933,487.00

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,049,618.74	3,164,574.80	—	13,214,193.54

	53,274,958.16	—	—	53,274,958.16

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

President and Chief Restructuring Officer
Title

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,237,057.24

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for		July-04	Case # 03-13183 INACTIVE
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	50,053,227.37	149,991.66	49,089,401.69	624,012.49	190,841.24	(6,683.69)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	131,618.79		40,526.60		91,092.19	—

SUBTOTAL	131,618.79	—	40,526.60	—	91,092.19	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,445,797.82		650,000.00	(52,211.00)	1,785,997.21	62,011.61
	—
	—					—

Total Cash receipts	2,577,416.61	—	690,526.60	(52,211.00)	1,877,089.40	62,011.61	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	83,456.72		50.70		83,406.02
Claims Funding*	45,516.56				45,516.56
Company Auto	—				—
Computer Costs	3,635.50				3,635.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	18,104.87				18,104.87
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	18,448.51				18,448.51
Meals & Entertainment	863.08				863.08
Miscellaneous	3,465.64				3,465.64
Office Expense	1,947.51				1,947.51
Postage	422.94				422.94
Prepaid Expenses	5,174.00				5,174.00
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	5,969.64				5,969.64
Rent	10,763.00				10,763.00
Repairs & Maintenance	1,850.00				1,850.00
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	208.05				208.05
Telephone	11,596.79				11,596.79
Temporary Agency Staff	3,837.40				3,837.40
Travel	1,388.31				1,388.31
Utilities	1,239.92				1,239.92
Interest to Finova	522,902.00				522,902.00
Payroll Paid TTG	65,868.11					65,868.11
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	15,975.00				15,975.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	368,666.79				368,666.79
Other	(2,243.10)				(2,243.10)

Total Other Cash Disbursements	1,237,057.24	—	50.70	—	1,171,138.43	65,868.11	—

TOTAL ALL CASH DISBURSEMENTS	1,237,057.24	—	50.70	—	1,171,138.43	65,868.11	—

	51,393,586.74	149,991.66	49,779,877.59	571,801.49	896,792.21	(10,540.19)	5,663.98

Book Balance per bank rec.	51,393,586.74	149,991.66	49,779,877.59	571,801.49	896,792.21	(10,540.19)	5,663.98
	—						—

THE THAXTON GROUP	Case No. 03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	50,053,227.37	—	—	50,053,227.37

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	131,618.79	—	—	131,618.79

SUBTOTAL	131,618.79	—	—	131,618.79

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,445,797.82	—	—	2,445,797.82
			—	—
	—	—	—	—

Total Cash receipts	2,577,416.61	—	—	2,577,416.61

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	83,456.72	—	—	83,456.72
Claims Funding*	45,516.56	—	—	45,516.56
Company Auto	—	—	—	—
Computer Costs	3,635.50	—	—	3,635.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	18,104.87	—	—	18,104.87
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	18,448.51	—	—	18,448.51
Meals & Entertainment	863.08	—	—	863.08
Miscellaneous	3,465.64	—	—	3,465.64
Office Expense	1,947.51	—	—	1,947.51
Postage	422.94	—	—	422.94
Prepaid Expenses	5,174.00	—	—	5,174.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,969.64	—	—	5,969.64
Rent	10,763.00	—	—	10,763.00
Repairs & Maintenance	1,850.00	—	—	1,850.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	208.05	—	—	208.05
Telephone	11,596.79	—	—	11,596.79
Temporary Agency Staff	3,837.40	—	—	3,837.40
Travel	1,388.31	—	—	1,388.31
Utilities	1,239.92	—	—	1,239.92
Interest to Finova	522,902.00	—	—	522,902.00
Payroll Paid TTG	—	65,868.11	—	65,868.11
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	15,975.00	—	—	15,975.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	368,666.79	—	—	368,666.79
Other	(2,243.10)	—	—	(2,243.10)

Total Other Cash Disbursements	1,171,189.13	65,868.11	—	1,237,057.24

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,171,189.13	65,868.11	—	1,237,057.24

	51,459,454.85	(65,868.11)	—	51,393,586.74

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company			Case	#	03-13184	Case No.	01-10573
Monthly Court Report for		July-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	72,199.90
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$72,199.90

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM			03-13186	Case No.	03-13186
Monthly Court Report for		July-04
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(12,907.12)	(12,907.12)			(12,907.12)	—	—	(12,907.12)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	640,885.56	640,885.56			640,885.56	—	—	640,885.56
TCL Cash Collected	—				—	—	—	—
Other Income Collected	18,388.93	18,388.93			18,388.93	—	—	18,388.93

SUBTOTAL	659,274.49	659,274.49	—		659,274.49	—	—	659,274.49

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(590,310.39)	(596,138.43)	5,828.04		(596,138.43)	5,828.04	—	(590,310.39)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	68,964.10	63,136.06	5,828.04		63,136.06	5,828.04	—	68,964.10

Cash Disbursements - Loans
Loan Proceeds Checks	(9,093.44)	(9,093.44)			(9,093.44)	—	—	(9,093.44)
Expenses related to Loans	72,956.94	72,956.94			72,956.94	—	—	72,956.94

Subtotal - Loans	63,863.50	63,863.50	—		63,863.50			63,863.50

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	1,417.80	1,417.80			1,417.80	—	—	1,417.80
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	85.00	85.00			85.00	—	—	85.00
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	4.20	4.20			4.20	—	—	4.20
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	215.85	215.85			215.85	—	—	215.85
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	409.14	409.14			409.14	—	—	409.14
Rent	39.00	39.00			39.00	—	—	39.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	337.37	337.37			337.37	—	—	337.37
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	5,828.04		5,828.04		—	5,828.04	—	5,828.04
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	8,336.40	2,508.36	5,828.04	—	2,508.36	5,828.04	—	8,336.40

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	72,199.90	66,371.86	5,828.04		66,371.86	5,828.04	—	72,199.90

	(16,142.92)	(16,142.92)	—		(16,142.92)	—	—	(16,142.92)

Book Balance per bank rec.	(16,142.92)	(16,142.92)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE			Case No.	03-13185	Case No.	03-13185
Monthly Court Report for		July-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	745,814.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$745,814.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group			Case	#	03-13187	Case No.	03-13187
Monthly Court Report for		July-04
FED ID#	57-0926039				First Palmetto 56-564807-6

	Consolidated Totals	SCBT of Piedmont 30020101 Closed/Open	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(99,154.57)	3,527.78	2,819.48	(105,501.83)	—		(99,154.57)	—	—	(99,154.57)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	952,754.22	60,164.34	33,888.55	858,701.33			892,589.88	60,164.34	—	952,754.22
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	952,754.22	60,164.34	33,888.55	858,701.33	—	—	892,589.88	60,164.34	—	952,754.22

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(185,302.99)	(60,001.70)	(33,479.96)	(260,187.09)	168,365.76		(353,668.75)	168,365.76	—	(185,302.99)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	767,451.23	162.64	408.59	598,514.24	168,365.76	—	599,085.47	168,365.76	—	767,451.23

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	520,487.79			520,487.79			520,487.79			520,487.79

Subtotal - Loans	520,487.79	—	—	520,487.79	—		520,487.79	—	—	520,487.79

Cash Disbursements - Other
Advertising	157.50			157.50			157.50			157.50
Bank Charges	7.50		7.50	—			7.50	—	—	7.50
Claims Funding*	—			—			—			—
Company Auto	—			—			—	—	—	—
Computer Costs	4,197.73			4,197.73			4,197.73	—	—	4,197.73
Dues And Subscriptions	370.00			370.00			370.00	—	—	370.00
Employee Reimbursements - collections exp	1,846.53			1,846.53			1,846.53	—	—	1,846.53
Equipment Rental	1,075.02			1,075.02			1,075.02	—	—	1,075.02
Fixed Assets	—			—			—	—	—	—
Forms & Printing	928.66			928.66			928.66	—	—	928.66
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	403.26			403.26			403.26	—	—	403.26
Office Expense	6,109.19			6,109.19			6,109.19	—	—	6,109.19
Postage	3,546.59			3,546.59			3,546.59	—	—	3,546.59
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	416.10			416.10			416.10	—	—	416.10
Rent	18,146.49			18,146.49			18,146.49	—	—	18,146.49
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	25.00			25.00			25.00	—	—	25.00
Telephone	10,031.02			10,031.02			10,031.02	—	—	10,031.02
Temporary Agency Staff	6,489.00			6,489.00			6,489.00	—	—	6,489.00
Travel	—			—			—	—	—	—
Utilities	3,211.12			3,211.12			3,211.12	—	—	3,211.12
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	168,365.76			—	168,365.76		—	168,365.76	—	168,365.76
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	225,326.47	—	7.50	56,953.21	168,365.76		56,960.71	168,365.76	—	225,326.47

							—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	745,814.26	—	7.50	577,441.00	168,365.76		577,448.50	168,365.76	—	745,814.26

	(77,517.60)	3,690.42	3,220.57	(84,428.59)	—		(77,517.60)	—	—	(77,517.60)

Book Balance per bank rec.	(77,517.60)	3,690.42	3,220.57	(84,428.59)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	445,061.96
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$445,061.96

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	July-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	601,935.42	601,935.42		601,935.42	—	—	601,935.42
Other Income Collected	—			—	—	—	—

SUBTOTAL	601,935.42	601,935.42	—	601,935.42	—	—	601,935.42

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(156,873.46)	(171,659.34)	14,785.88	(171,659.34)	14,785.88	—	(156,873.46)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	445,061.96	430,276.08	14,785.88	430,276.08	14,785.88	—	445,061.96

Cash Disbursements - Loans
Loan Proceeds Checks	427,337.29	427,337.29		427,337.29			427,337.29
Expenses related to Loans	—			—			—

Subtotal - Loans	427,337.29	427,337.29	—	427,337.29			427,337.29

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	267.91	267.91		267.91	—	—	267.91
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	18.17	18.17		18.17	—	—	18.17
Miscellaneous	—	—		—	—	—	—
Office Expense	470.87	470.87		470.87	—	—	470.87
Postage	6.71	6.71		6.71	—	—	6.71
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	97.22	97.22		97.22	—	—	97.22
Rent	878.00	878.00		878.00	—	—	878.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	670.00	670.00		670.00	—	—	670.00
Telephone	506.01	506.01		506.01	—	—	506.01
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	14,785.88		14,785.88	—	14,785.88	—	14,785.88
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	17,724.67	2,938.79	14,785.88	2,938.79	14,785.88	—	17,724.67

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	445,061.96	430,276.08	14,785.88	430,276.08	14,785.88	—	445,061.96

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case	#	03-13189	Case No.	03-13189
Monthly Court Report for	July-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	July-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	521,212.44	64,949.02	—	252,219.23	—	—	105,075.51	—	—	55,187.20	43,781.48

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	3,995,224.37	130,487.17	196,771.40	(3,057.79)	(1,009.98)	370,989.87	881,218.29	—	2,420,079.41	(254.00)	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	(51,023.12)	8,232.77	(27,850.17)	3,894.56	14,278.53	(7,824.47)	20,959.92	—	(65,355.57)	2,641.31	—

SUBTOTAL	3,944,201.25	138,719.94	168,921.23	836.77	13,268.55	363,165.40	902,178.21	—	2,354,723.84	2,387.31	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,247,596.81)	(83,578.63)	(119,533.31)	(158,562.44)	85,111.91	(236,473.97)	(149,139.34)	24,850.31	(1,803,498.11)	7,576.15	185,650.62
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,696,604.44	55,141.31	49,387.92	(157,725.67)	98,380.46	126,691.43	753,038.87	24,850.31	551,225.73	9,963.46	185,650.62

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	376,752.50	32,803.88	15,901.94	—	88,100.90	88,100.90	—	—	151,844.88	—	—
Expenses related to Loans	108,479.64	3,930.22	4,822.51	(4,977.65)	4,864.39	4,864.39	5,486.25	—	89,197.43	292.10	—

Subtotal - Loans	485,232.14	36,734.10	20,724.45	(4,977.65)	92,965.29	92,965.29	5,486.25	—	241,042.31	292.10	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	285.60	—	—	—	—	—	—	—	285.60	—	—
Bank Charges	2,830.31	—	—	—	—	—	2,339.17	—	—	83.57	407.57
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	5,002.45	—	—	—	—	—	—	—	2,851.64	—	2,150.81
Computer Costs	4,648.68	236.66	236.66	—	—	236.66	341.00	—	3,181.55	—	416.15
Dues And Subscriptions	100.00	—	—	—	—	100.00	—	—	—	—	—
Employee Reimbursements - collections exp	41,641.64	611.25	1,478.71	2,906.12	157.64	1,483.13	23,619.75	—	10,374.29	1,010.75	—
Equipment Rental	8,370.78	—	—	1,631.34	3,774.96	—	1,071.81	—	1,101.90	307.54	483.23
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	1,358.46	—	18.00	111.14	—	—	—	—	875.93	—	353.39
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	1,872.05	—	—	—	—	17.73	—	—	—	—	1,854.32
Miscellaneous	1,950.47	—	—	—	770.00	47.70	—	—	1,026.77	—	106.00
Office Expense	19,206.05	1,321.17	1,364.21	931.83	—	989.51	570.06	—	12,765.32	600.00	663.95
Postage	9,662.67	564.93	402.73	341.87	19.77	159.64	449.18	—	2,975.63	29.90	4,719.02
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	1,050.00	60.00	30.00	165.00	—	60.00	165.00	—	495.00	75.00	—
Professional Fees-Ordinary Course	100.00	—	—	—	100.00	—	—	—	—	—	—
Rent	41,278.37	1,050.00	4,306.67	199.85	—	3,386.09	825.00	—	28,104.76	—	3,406.00
Repairs & Maintenance	345.00	—	—	—	—	80.00	—	—	265.00	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	2,448.51	20.00	99.58	—	—	2,120.88	—	—	—	—	208.05
Telephone	23,977.71	952.37	1,354.99	632.81	183.54	1,167.49	1,185.12	—	14,012.45	40.02	4,448.92
Temporary Agency Staff	8,530.34	—	282.00	—	—	975.46	—	—	7,272.88	—	—
Travel	3,613.56	—	105.40	—	—	26.35	—	—	85.03	60.01	3,336.77
Utilities	8,899.10	288.50	667.77	1,419.81	409.26	464.81	85.26	—	4,378.37	695.95	489.37
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	487,220.67	12,142.29	16,936.06	—	—	20,630.01	95,971.77	24,850.31	201,659.29	28,038.70	86,992.24
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	29,873.98	2,981.24	1,380.69	3,745.56	—	1,780.68	—	—	18,472.01	866.80	647.00
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	704,266.40	20,228.41	28,663.47	12,085.33	5,415.17	33,726.14	126,623.12	24,850.31	310,183.42	31,808.24	110,682.79

TOTAL ALL CASH DISBURSEMENTS	1,189,498.54	56,962.51	49,387.92	7,107.68	98,380.46	126,691.43	132,109.37	24,850.31	551,225.73	32,100.34	110,682.79

			—	—	—	—	—	—	—	—	—

	1,028,318.34	63,127.82	—	87,385.88	—	—	726,005.01	—	—	33,050.32	118,749.31

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	1,028,318.34	63,127.82	—	87,385.88	—	—	726,005.01	0.00	—	33,050.32	118,749.31

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	521,212.44	—	—	521,212.44

		—	—	—
TICO Cash Collected	3,995,224.37	—	—	3,995,224.37
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	(51,023.12)	—	—	(51,023.12)

SUBTOTAL	3,944,201.25	—	—	3,944,201.25

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,734,817.48)	487,220.67	—	(2,247,596.81)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,209,383.77	487,220.67	—	1,696,604.44

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	376,752.50			376,752.50
Expenses related to Loans	108,479.64			108,479.64

Subtotal - Loans	485,232.14			485,232.14

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	285.60			285.60
Bank Charges	2,830.31	—	—	2,830.31
Claims Funding*	—			—
Company Auto	5,002.45	—	—	5,002.45
Computer Costs	4,648.68	—	—	4,648.68
Dues And Subscriptions	100.00	—	—	100.00
Employee Reimbursements - collections exp	41,641.64	—	—	41,641.64
Equipment Rental	8,370.78	—	—	8,370.78
Fixed Assets	—	—	—	—
Forms & Printing	1,358.46	—	—	1,358.46
Insurance	—	—	—	—
Meals & Entertainment	1,872.05	—	—	1,872.05
Miscellaneous	1,950.47	—	—	1,950.47
Office Expense	19,206.05	—	—	19,206.05
Postage	9,662.67	—	—	9,662.67
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	1,050.00	—	—	1,050.00
Professional Fees-Ordinary Course	100.00	—	—	100.00
Rent	41,278.37	—	—	41,278.37
Repairs & Maintenance	345.00	—	—	345.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	2,448.51	—	—	2,448.51
Telephone	23,977.71	—	—	23,977.71
Temporary Agency Staff	8,530.34	—	—	8,530.34
Travel	3,613.56	—	—	3,613.56
Utilities	8,899.10	—	—	8,899.10
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	487,220.67	—	487,220.67
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	29,873.98	—	—	29,873.98
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	217,045.73	487,220.67	—	704,266.40

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	702,277.87	487,220.67	—	1,189,498.54

	1,028,318.34	—	—	1,028,318.34

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA	#2000014825101	WACHOVIA	#2000014826087	Case No. -
Monthly Court Report for	July-04
FED ID#

	Consolidated Totals	TICO- AL	TICO- GA	TICO-DE	TICO- MS	TICO-NC	TICO- OH	TICO-SC	TICO- TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	43,781.48	—	—							43,781.48	43,781.48	—	—	43,781.48

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	779,186.40	44,820.22	32,451.86	8,485.57	98,380.46	106,061.42	36,700.41	349,566.44	4,061.64	98,658.38	779,186.40	—	—	779,186.40
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	779,186.40	44,820.22	32,451.86	8,485.57	98,380.46	106,061.42	36,700.41	349,566.44	4,061.64	98,658.38	779,186.40	—	—	779,186.40

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	376,752.50	32,803.88	15,901.94		88,100.90	88,100.90		151,844.88	—		376,752.50			376,752.50
Expenses related to Loans	108,479.64	3,930.22	4,822.51	(4,977.65)	4,864.39	4,864.39	5,486.25	89,197.43	292.10	—	108,479.64			108,479.64

Subtotal - Loans	485,232.14	36,734.10	20,724.45	(4,977.65)	92,965.29	92,965.29	5,486.25	241,042.31	292.10	—	485,232.14			485,232.14

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	848.41				—		562.81	285.60	—		848.41			848.41
Bank Charges	4,208.20			1,377.89			2,339.17	—	83.57	407.57	4,208.20	—	—	4,208.20
Claims Funding*	—						—				—			—
Company Auto	5,002.45				—		—	2,851.64		2,150.81	5,002.45	—	—	5,002.45
Computer Costs	4,648.68	236.66	236.66		—	236.66	341.00	3,181.55		416.15	4,648.68	—	—	4,648.68
Dues And Subscriptions	100.00	—		—	—	100.00	—				100.00	—	—	100.00
Employee Reimbursements - collections exp	41,641.64	611.25	1,478.71	2,906.12	157.64	1,483.13	23,619.75	10,374.29	1,010.75	—	41,641.64	—	—	41,641.64
Equipment Rental	8,370.78			1,631.34	3,774.96	—	1,071.81	1,101.90	307.54	483.23	8,370.78	—	—	8,370.78
Fixed Assets	—					—	—				—	—	—	—
Forms & Printing	1,358.46		18.00	111.14		—	—	875.93	—	353.39	1,358.46	—	—	1,358.46
Insurance	—					—	—				—	—	—	—
Meals & Entertainment	1,872.05				—	17.73	—			1,854.32	1,872.05	—	—	1,872.05
Miscellaneous	1,950.47				770.00	47.70	—	1,026.77	—	106.00	1,950.47	—	—	1,950.47
Office Expense	19,206.05	1,321.17	1,364.21	931.83	—	989.51	570.06	12,765.32	600.00	663.95	19,206.05	—	—	19,206.05
Postage	9,662.67	564.93	402.73	341.87	19.77	159.64	449.18	2,975.63	29.90	4,719.02	9,662.67	—	—	9,662.67
Prepaid Expenses	—	—			—		—				—	—	—	—
Prepaid Software ABS	1,050.00	60.00	30.00	165.00		60.00	165.00	495.00	75.00	—	1,050.00	—	—	1,050.00
Professional Fees-Ordinary Course	100.00				100.00		—				100.00	—	—	100.00
Rent	41,278.37	1,050.00	4,306.67	199.85	—	3,386.09	825.00	28,104.76		3,406.00	41,278.37	—	—	41,278.37
Repairs & Maintenance	345.00			—	—	80.00	—	265.00	—		345.00	—	—	345.00
Roadgard	—				—		—				—	—	—	—
Seminars & Meetings	—				—		—				—	—	—	—
Taxes & Licenses	2,448.51	20.00	99.58			2,120.88	—			208.05	2,448.51	—	—	2,448.51
Telephone	23,977.71	952.37	1,354.99	632.81	183.54	1,167.49	1,185.12	14,012.45	40.02	4,448.92	23,977.71	—	—	23,977.71
Temporary Agency Staff	8,530.34		282.00			975.46	—	7,272.88			8,530.34	—	—	8,530.34
Travel	3,613.56		105.40			26.35	—	85.03	60.01	3,336.77	3,613.56	—	—	3,613.56
Utilities	8,899.10	288.50	667.77	1,419.81	409.26	464.81	85.26	4,378.37	695.95	489.37	8,899.10	—	—	8,899.10
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	29,873.98	2,981.24	1,380.69	3,745.56		1,780.68		18,472.01	866.80	647.00	29,873.98	—	—	29,873.98
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	218,986.43	8,086.12	11,727.41	13,463.22	5,415.17	13,096.13	31,214.16	108,524.13	3,769.54	23,690.55	218,986.43	—	—	218,986.43

											—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	704,218.57	44,820.22	32,451.86	8,485.57	98,380.46	106,061.42	36,700.41	349,566.44	4,061.64	23,690.55	704,218.57	—	—	704,218.57

			—	—	—	—	—	—	—	—

	118,749.31	—	—	—	—	—	—	—	—	118,749.31	118,749.31	—	—	118,749.31

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	118,749.31		—							118,749.31

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	110,682.79
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$110,682.79

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	July-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	43,781.48	—	43,781.48	—		43,781.48	—		43,781.48

	—						—	—	—
TICO Cash Collected	—		—			—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	185,650.62		98,658.38	86,992.24		98,658.38	86,992.24	—	185,650.62
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	185,650.62	—	98,658.38	86,992.24	—	98,658.38	86,992.24	—	185,650.62

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—		—			—			—

Subtotal - Loans	—	—	—	—		—	—	—	—

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	407.57		407.57			407.57	—		407.57
Claims Funding*	—		—			—	—		—
Company Auto	2,150.81		2,150.81			2,150.81	—	—	2,150.81
Computer Costs	416.15		416.15			416.15	—	—	416.15
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	—		—			—	—	—	—
Equipment Rental	483.23		483.23			483.23	—	—	483.23
Fixed Assets	—		—			—	—	—	—
Forms & Printing	353.39		353.39			353.39	—	—	353.39
Insurance	—		—			—	—	—	—
Meals & Entertainment	1,854.32		1,854.32			1,854.32	—	—	1,854.32
Miscellaneous	106.00		106.00			106.00	—	—	106.00
Office Expense	663.95		663.95			663.95	—	—	663.95
Postage	4,719.02		4,719.02			4,719.02	—	—	4,719.02
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	—		—			—	—	—	—
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,406.00		3,406.00			3,406.00	—	—	3,406.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	208.05		208.05			208.05	—	—	208.05
Telephone	4,448.92		4,448.92			4,448.92	—	—	4,448.92
Temporary Agency Staff	—		—			—	—	—	—
Travel	3,336.77		3,336.77			3,336.77	—	—	3,336.77
Utilities	489.37		489.37			489.37	—	—	489.37
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	86,992.24		—	86,992.24		—	86,992.24	—	86,992.24
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	647.00		647.00			647.00	—	—	647.00
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	110,682.79	—	23,690.55	86,992.24	—	23,690.55	86,992.24	—	110,682.79

TOTAL ALL CASH DISBURSEMENTS	110,682.79	—	23,690.55	86,992.24	—	23,690.55	86,992.24	—	110,682.79

	118,749.31	—	118,749.31	—	—	118,749.31	—	—	118,749.31

Book Balance per bank rec.	118,749.31	—	118,749.31	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA			Case #	03-13194	Case No.	03-13194
Monthly Court Report for		July-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	551,225.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$551,225.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	July-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS			Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—	—	—

	—							—	—	—
TICO Cash Collected	2,420,079.41	2,420,079.41					2,420,079.41	—	—	2,420,079.41
SM Cash Collected	—	—					—	—	—	—
TIG Cash Collected	—	—					—	—	—	—
TPF Cash Collected	—	—					—	—	—	—
TCL Cash Collected	—	—					—	—	—	—
Other Income Collected	(65,355.57)	(65,355.57)					(65,355.57)	—	—	(65,355.57)

SUBTOTAL	2,354,723.84	2,354,723.84	—	—	—		2,354,723.84	—	—	2,354,723.84

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,803,498.11)	(2,354,723.84)	349,566.44	201,659.29	—		(2,005,157.40)	201,659.29	—	(1,803,498.11)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	551,225.73	—	349,566.44	201,659.29	—	—	349,566.44	201,659.29	—	551,225.73

Cash Disbursements - Loans
Loan Proceeds Checks	151,844.88		151,844.88				151,844.88	—	—	151,844.88
Expenses related to Loans	89,197.43		89,197.43				89,197.43	—	—	89,197.43

Subtotal - Loans	241,042.31	—	241,042.31	—	—		241,042.31	—	—	241,042.31

			—
			—
Cash Disbursements - Other			—
Advertising	285.60		285.60				285.60	—	—	285.60
Bank Charges	—		—				—	—	—	—
Claims Funding*	—		—				—	—	—	—
Company Auto	2,851.64		2,851.64				2,851.64	—	—	2,851.64
Computer Costs	3,181.55		3,181.55				3,181.55	—	—	3,181.55
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	10,374.29		10,374.29				10,374.29	—	—	10,374.29
Equipment Rental	1,101.90		1,101.90				1,101.90	—	—	1,101.90
Fixed Assets	—		—				—	—	—	—
Forms & Printing	875.93		875.93				875.93	—	—	875.93
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	1,026.77		1,026.77				1,026.77	—	—	1,026.77
Office Expense	12,765.32		12,765.32				12,765.32	—	—	12,765.32
Postage	2,975.63		2,975.63				2,975.63	—	—	2,975.63
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	495.00		495.00				495.00	—	—	495.00
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	28,104.76		28,104.76				28,104.76	—	—	28,104.76
Repairs & Maintenance	265.00		265.00				265.00	—	—	265.00
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	14,012.45		14,012.45				14,012.45	—	—	14,012.45
Temporary Agency Staff	7,272.88		7,272.88				7,272.88	—	—	7,272.88
Travel	85.03		85.03				85.03	—	—	85.03
Utilities	4,378.37		4,378.37				4,378.37	—	—	4,378.37
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	201,659.29		—	201,659.29			—	201,659.29	—	201,659.29
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	18,472.01		18,472.01				18,472.01	—	—	18,472.01
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	310,183.42	—	108,524.13	201,659.29	—	—	108,524.13	201,659.29	—	310,183.42

									—	—

TOTAL ALL CASH DISBURSEMENTS	551,225.73	—	349,566.44	201,659.29	—	—	349,566.44	201,659.29	—	551,225.73

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	56,962.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$56,962.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA			Case No.	03-13196	Case No.	03-13196
Monthly Court Report for		July-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	64,949.02	—	—	—	30,378.35	34,570.67	64,949.02	—		64,949.02

	—							—	—	—
TICO Cash Collected	130,487.17	(8,726.18)			55,746.30	83,467.05	130,487.17	—	—	130,487.17
SM Cash Collected	—	—					—	—	—	—
TIG Cash Collected	—	—					—	—	—	—
TPF Cash Collected	—	—					—	—	—	—
TCL Cash Collected	—	—					—	—	—	—
Other Income Collected	8,232.77	8,232.77					8,232.77	—	—	8,232.77

SUBTOTAL	138,719.94	(493.41)	—	—	55,746.30	83,467.05	138,719.94	—	—	138,719.94

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(83,578.63)	493.41	44,820.22	12,142.29	(61,131.94)	(79,902.61)	(95,720.92)	12,142.29	—	(83,578.63)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	55,141.31	—	44,820.22	12,142.29	(5,385.64)	3,564.44	42,999.02	12,142.29	—	55,141.31

Cash Disbursements - Loans
Loan Proceeds Checks	32,803.88		32,803.88				32,803.88	—		32,803.88
Expenses related to Loans	3,930.22		3,930.22				3,930.22	—		3,930.22

Subtotal - Loans	36,734.10	—	36,734.10	—	—	—	36,734.10	—	—	36,734.10

Cash Disbursements - Other
Advertising	—		—				—	—		—
Bank Charges	—		—				—	—		—
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	236.66		236.66				236.66	—	—	236.66
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	611.25		611.25				611.25	—	—	611.25
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	1,321.17		1,321.17				1,321.17	—	—	1,321.17
Postage	564.93		564.93				564.93	—	—	564.93
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	60.00		60.00				60.00	—	—	60.00
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	20.00		20.00				20.00	—	—	20.00
Telephone	952.37		952.37				952.37	—	—	952.37
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	288.50		288.50				288.50	—	—	288.50
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	12,142.29		—	12,142.29			—	12,142.29	—	12,142.29
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	2,981.24		2,981.24				2,981.24	—	—	2,981.24
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	20,228.41	—	8,086.12	12,142.29	—	—	8,086.12	12,142.29	—	20,228.41

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	56,962.51	—	44,820.22	12,142.29	—	—	44,820.22	12,142.29	—	56,962.51

	63,127.82	—	—	—	24,992.71	38,135.11	63,127.82	—	—	63,127.82

Book Balance per bank rec.	63,127.82				24,992.71	38,135.11

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	126,691.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$126,691.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC			Case No.	03-13193	Case No.	03-13193
Monthly Court Report for		July-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	370,989.87	370,989.87				370,989.87	—	—	370,989.87
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	(7,824.47)	(7,824.47)				(7,824.47)	—	—	(7,824.47)

SUBTOTAL	363,165.40	363,165.40	—	—		363,165.40	—	—	363,165.40

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(236,473.97)	(363,165.40)	106,061.42	20,630.01		(236,473.97)	—	—	(236,473.97)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	126,691.43	—	106,061.42	20,630.01		126,691.43	—	—	126,691.43

Cash Disbursements - Loans
	—
Loan Proceeds Checks	88,100.90		88,100.90			88,100.90	—	—	88,100.90
Expenses related to Loans	4,864.39		4,864.39			4,864.39	—	—	4,864.39

Subtotal - Loans	92,965.29	—	92,965.29	—		92,965.29	—	—	92,965.29

			—
			—
Cash Disbursements - Other			—
Advertising	—		—			—	—	—	—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	236.66		236.66			236.66	—	—	236.66
Dues And Subscriptions	100.00		100.00			100.00	—	—	100.00
Employee Reimbursements - collections exp	1,483.13		1,483.13			1,483.13	—	—	1,483.13
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	17.73		17.73			17.73	—	—	17.73
Miscellaneous	47.70		47.70			47.70	—	—	47.70
Office Expense	989.51		989.51			989.51	—	—	989.51
Postage	159.64		159.64			159.64	—	—	159.64
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	60.00		60.00			60.00	—	—	60.00
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,386.09		3,386.09			3,386.09	—	—	3,386.09
Repairs & Maintenance	80.00		80.00			80.00	—	—	80.00
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	2,120.88		2,120.88			2,120.88	—	—	2,120.88
Telephone	1,167.49		1,167.49			1,167.49	—	—	1,167.49
Temporary Agency Staff	975.46		975.46			975.46	—	—	975.46
Travel	26.35		26.35			26.35	—	—	26.35
Utilities	464.81		464.81			464.81	—	—	464.81
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	20,630.01		—	20,630.01		20,630.01	—	—	20,630.01
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	1,780.68		1,780.68			1,780.68	—	—	1,780.68
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	33,726.14	—	13,096.13	20,630.01	—	33,726.14	—	—	33,726.14

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	126,691.43	—	106,061.42	20,630.01	—	126,691.43	—	—	126,691.43

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	7,107.68
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$7,107.68

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for	July-04
FED ID #	74-2873274	Case No.	03-13182

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	252,219.23	—	—	—	27,231.42	26,708.35	35,932.27	20,417.15	28,015.64	22,050.24	28,156.47	63,707.69

	—
TICO Cash Collected	(3,057.79)	(322.49)						(116.00)				(2,619.30)
SM Cash Collected	—	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	3,894.56	3,894.56

SUBTOTAL	836.77	3,572.07	—	—	—	—	—	(116.00)	—	—	—	(2,619.30)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(158,562.44)	(3,572.07)	7,107.68	—	(17,280.26)	(17,399.08)	(26,228.32)	(10,594.17)	(18,417.04)	(12,065.24)	(15,875.47)	(44,238.47)
	—
	—
	—
	—

Total Cash Receipts and Transfers	(157,725.67)	—	7,107.68	—	(17,280.26)	(17,399.08)	(26,228.32)	(10,710.17)	(18,417.04)	(12,065.24)	(15,875.47)	(46,857.77)

Cash Disbursements - Loans
Loan Proceeds Checks	—		—
Expenses related to Loans	(4,977.65)		(4,977.65)

Subtotal - Loans	(4,977.65)	—	(4,977.65)	—	—	—	—	—	—	—	—	—

			—
			—
Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	—		—
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	2,906.12		2,906.12
Equipment Rental	1,631.34		1,631.34
Fixed Assets	—		—
Forms & Printing	111.14		111.14
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	931.83		931.83
Postage	341.87		341.87
Prepaid Expenses	—		—
Prepaid Software ABS	165.00		165.00
Professional Fees-Ordinary Course	—		—
Rent	199.85		199.85
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	—		—
Telephone	632.81		632.81
Temporary Agency Staff	—		—
Travel	—		—
Utilities	1,419.81		1,419.81
Interest to Finova	—		—
Payroll Paid TTG	—		—	—
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	3,745.56		3,745.56
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	12,085.33	—	12,085.33	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,107.68	—	7,107.68	—	—	—	—	—	—	—	—	—

	87,385.88	—	—	—	9,951.16	9,309.27	9,703.95	9,706.98	9,598.60	9,985.00	12,281.00	16,849.92

Book Balance per bank rec.	87,385.88		—		9,951.16	9,309.27	9,703.95	9,706.98	9,598.60	9,985.00	12,281.00	16,849.92

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for
FED ID #	Case No.	03-13182

		Operating	Payroll	Other	Total
Beginning Cash Position		252,219.23	—	—	252,219.23

			—	—	—
TICO Cash Collected		(3,057.79)	—	—	(3,057.79)
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		3,894.56	—	—	3,894.56

SUBTOTAL		836.77	—	—	836.77

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(158,562.44)	—	—	(158,562.44)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(157,725.67)	—	—	(157,725.67)

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		(4,977.65)			(4,977.65)

Subtotal - Loans		(4,977.65)	—	—	(4,977.65)

—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		2,906.12	—	—	2,906.12
Equipment Rental		1,631.34	—	—	1,631.34
Fixed Assets		—	—	—	—
Forms & Printing		111.14	—	—	111.14
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		931.83	—	—	931.83
Postage		341.87	—	—	341.87
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		165.00	—	—	165.00
Professional Fees-Ordinary Course		—	—	—	—
Rent		199.85	—	—	199.85
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		632.81	—	—	632.81
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		1,419.81	—	—	1,419.81
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		3,745.56	—	—	3,745.56
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	12,085.33	—	—	12,085.33

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	7,107.68	—	—	7,107.68

	—	87,385.88	—	—	87,385.88

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	49,387.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$49,387.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.			Case #	03-13199	Case No.	03-13199
Monthly Court Report for		July-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	196,771.40	196,771.40				196,771.40	—	—	196,771.40
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	(27,850.17)	(27,850.17)				(27,850.17)	—	—	(27,850.17)

SUBTOTAL	168,921.23	168,921.23	—	—		168,921.23	—	—	168,921.23

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(119,533.31)	(168,921.23)	32,451.86	16,936.06		(119,533.31)	—	—	(119,533.31)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	49,387.92	—	32,451.86	16,936.06		49,387.92	—	—	49,387.92

Cash Disbursements - Loans
Loan Proceeds Checks	15,901.94		15,901.94			15,901.94			15,901.94
Expenses related to Loans	4,822.51		4,822.51			4,822.51			4,822.51

Subtotal - Loans	20,724.45	—	20,724.45	—		20,724.45	—	—	20,724.45

Cash Disbursements - Other			—
Advertising	—		—			—			—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—			—
Company Auto	—		—			—	—	—	—
Computer Costs	236.66		236.66			236.66	—	—	236.66
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	1,478.71		1,478.71			1,478.71	—	—	1,478.71
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	18.00		18.00			18.00	—	—	18.00
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	1,364.21		1,364.21			1,364.21	—	—	1,364.21
Postage	402.73		402.73			402.73	—	—	402.73
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	30.00		30.00			30.00	—	—	30.00
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	4,306.67		4,306.67			4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	99.58		99.58			99.58	—	—	99.58
Telephone	1,354.99		1,354.99			1,354.99	—	—	1,354.99
Temporary Agency Staff	282.00		282.00			282.00	—	—	282.00
Travel	105.40		105.40			105.40	—	—	105.40
Utilities	667.77		667.77			667.77	—	—	667.77
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	16,936.06		—	16,936.06		16,936.06	—	—	16,936.06
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	1,380.69		1,380.69			1,380.69	—	—	1,380.69
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	28,663.47	—	11,727.41	16,936.06	—	28,663.47	—	—	28,663.47

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	49,387.92	—	32,451.86	16,936.06	—	49,387.92	—	—	49,387.92

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	132,109.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$132,109.37

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD

Monthly Court Report for		Case No.	03-13200	Case No.	03-13200
FED ID#	July-04
31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	105,075.51	—	—	—	105,075.51	105,075.51	—	—	105,075.51

	—						—	—	—
TICO Cash Collected	881,218.29	(189,739.51)			1,070,957.80	881,218.29	—	—	881,218.29
SM Cash Collected	—	—				—	—	—	—
TIG Cash Collected	—	—				—	—	—	—
TPF Cash Collected	—	—				—	—	—	—
TCL Cash Collected	—	—				—	—	—	—
Other Income Collected	20,959.92	20,959.92				20,959.92	—	—	20,959.92

SUBTOTAL	902,178.21	(168,779.59)	—	—	1,070,957.80	902,178.21	—	—	902,178.21

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(149,139.34)	168,779.59	36,137.60	95,971.77	(450,028.30)	(149,139.34)	—	—	(149,139.34)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	753,038.87	—	36,137.60	95,971.77	620,929.50	753,038.87	—	—	753,038.87

Cash Disbursements - Loans
Loan Proceeds Checks	—		—			—	—	—	—
Expenses related to Loans	5,486.25		5,486.25			5,486.25	—	—	5,486.25

Subtotal - Loans	5,486.25	—	5,486.25	—	—	5,486.25	—	—	5,486.25

Cash Disbursements - Other
Advertising			562.81
Bank Charges	2,339.17		2,339.17			2,339.17	—	—	2,339.17
Claims Funding*	—		—						—
Company Auto	—		—			—	—	—	—
Computer Costs	341.00		341.00			341.00	—	—	341.00
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	23,619.75		23,619.75			23,619.75	—	—	23,619.75
Equipment Rental	1,071.81		1,071.81			1,071.81	—	—	1,071.81
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	570.06		570.06			570.06	—	—	570.06
Postage	449.18		449.18			449.18	—	—	449.18
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	165.00		165.00			165.00	—	—	165.00
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	825.00		825.00			825.00	—	—	825.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	1,185.12		1,185.12			1,185.12	—	—	1,185.12
Temporary Agency Staff	—		—			—	—	—	—
Travel	—		—			—	—	—	—
Utilities	85.26		85.26			85.26	—	—	85.26
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	95,971.77		—	95,971.77		95,971.77	—	—	95,971.77
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	—		—			—	—	—	—
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	126,623.12	—	30,651.35	95,971.77	—	126,623.12	—	—	126,623.12

									—

TOTAL ALL CASH DISBURSEMENTS	132,109.37	—	36,137.60	95,971.77	—	132,109.37	—	—	132,109.37

	726,005.01	—	—	—	726,005.01	726,005.01	—	—	726,005.01

Book Balance per bank rec.	726,005.01				726,005.01

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	24,850.31
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$24,850.31

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery			Case #	03-13190	Case No.	03-13190
Monthly Court Report for		July-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	24,850.31		24,850.31		—	24,850.31	—	24,850.31
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	24,850.31	—	24,850.31	—	—	24,850.31	—	24,850.31

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	24,850.31		24,850.31		—	24,850.31	—	24,850.31
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	24,850.31	—	24,850.31	—	—	24,850.31	—	24,850.31

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	24,850.31	—	24,850.31	—	—	24,850.31	—	24,850.31

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	98,380.46
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$98,380.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI			Case No.	03-13201
Monthly Court Report for		July-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	—	—	—	—

—
TICO Cash Collected	(1,009.98)	(1,009.98)
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	14,278.53	14,278.53

SUBTOTAL	13,268.55	13,268.55	—	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	85,111.91	(13,268.55)	98,380.46	—
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	98,380.46	—	98,380.46	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	88,100.90		88,100.90
Expenses related to Loans	4,864.39		4,864.39

Subtotal - Loans	92,965.29	—	92,965.29	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	—		—
Bank Charges	—		—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	—		—
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	157.64		157.64
Equipment Rental	3,774.96		3,774.96
Fixed Assets	—		—
Forms & Printing	—		—
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	770.00		770.00
Office Expense	—		—
Postage	19.77		19.77
Prepaid Expenses	—		—
Prepaid Software ABS	—		—
Professional Fees-Ordinary Course	100.00		100.00
Rent	—		—
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	—		—
Telephone	183.54		183.54
Temporary Agency Staff	—		—
Travel	—		—
Utilities	409.26		409.26
Interest to Finova	—		—
Payroll Paid TTG	—		—	—
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	—		—
Pre-Filing Prepays	—		—
Proceeds to Lender	—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	5,415.17	—	5,415.17	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	98,380.46	—	98,380.46	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—				—	—	—	—	—	—	—
—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI

Monthly Court Report for

FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS
Funds Received From Sale of Tico Mississippi - sent directly to Finova
Holdback, Deposits and Escrows

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Proceeds to Lender
US Trustee
Bankruptcy Professionals
Other - payment to Investment Banker

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		—			—

			—	—	—
TICO Cash Collected		(1,009.98)	—	—	(1,009.98)
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		14,278.53	—	—	14,278.53

SUBTOTAL	—	13,268.55	—	—	13,268.55

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		85,111.91	—	—	85,111.91
		—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	98,380.46	—	—	98,380.46

Cash Disbursements - Loans
Loan Proceeds Checks		88,100.90	—	—	88,100.90
Expenses related to Loans		4,864.39	—	—	4,864.39

Subtotal - Loans		92,965.29	—	—	92,965.29

Cash Disbursements - Other
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		157.64	—	—	157.64
Equipment Rental		3,774.96	—	—	3,774.96
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		770.00	—	—	770.00
Office Expense		—	—	—	—
Postage		19.77	—	—	19.77
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		100.00	—	—	100.00
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		183.54	—	—	183.54
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		409.26	—	—	409.26
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Proceeds to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other - payment to Investment Banker		—	—	—	—

Total Other Cash Disbursements		5,415.17	—	—	5,415.17

TOTAL ALL CASH DISBURSEMENTS		98,380.46	—	—	98,380.46

		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	32,100.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$32,100.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE			Case No.	03-13203	Case No.	03-13203
Monthly Court Report for		July-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	55,187.20	—	—	—	20,993.90	20,805.41	13,387.89	55,187.20	—	—	55,187.20

	—							—	—	—	—
TICO Cash Collected	(254.00)	(254.00)						(254.00)	—	—	(254.00)
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	2,641.31	2,641.31						2,641.31	—	—	2,641.31

SUBTOTAL	2,387.31	2,387.31	—	—	—	—	—	2,387.31	—	—	2,387.31

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,576.15	(2,387.31)	4,061.64	28,038.70	(11,052.47)	(10,825.41)	(259.00)	7,576.15	—	—	7,576.15
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	9,963.46	—	4,061.64	28,038.70	(11,052.47)	(10,825.41)	(259.00)	9,963.46	—	—	9,963.46

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	—		—					—	—	—	—
Expenses related to Loans	292.10		292.10					292.10	—	—	292.10

Subtotal - Loans	292.10	—	292.10	—	—	—	—	292.10	—	—	292.10

								—
								—
Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	83.57		83.57					83.57	—	—	83.57
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	1,010.75		1,010.75					1,010.75	—	—	1,010.75
Equipment Rental	307.54		307.54					307.54	—	—	307.54
Fixed Assets	—		—					—	—	—	—
Forms & Printing	—		—					—	—	—	—
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	—		—					—	—	—	—
Office Expense	600.00		600.00					600.00	—	—	600.00
Postage	29.90		29.90					29.90	—	—	29.90
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	75.00		75.00					75.00	—	—	75.00
Professional Fees-Ordinary Course	—		—					—	—	—	—
Rent	—		—					—	—	—	—
Repairs & Maintenance	—		—					—	—	—	—
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	40.02		40.02					40.02	—	—	40.02
Temporary Agency Staff	—		—					—	—	—	—
Travel	60.01		60.01					60.01	—	—	60.01
Utilities	695.95		695.95					695.95	—	—	695.95
Interest to Finova	—		—					—	—	—	—
Payroll Paid TTG	28,038.70		—	28,038.70				28,038.70	—	—	28,038.70
Payroll Paid SMC	—		—					—	—	—	—
Restructuring Officer	—		—					—	—	—	—
Insurance Renewal	—		—					—	—	—	—
Voyager Payment	866.80		866.80					866.80	—	—	866.80
Pre-Filing Prepays	—		—					—	—	—	—
Deposit to Lender	—		—					—	—	—	—
US Trustee	—		—					—	—	—	—
Bankruptcy Professionals	—		—					—	—	—	—
Other	—		—					—	—	—	—

Total Other Cash Disbursements	31,808.24	—	3,769.54	28,038.70	—	—	—	31,808.24	—	—	31,808.24

TOTAL ALL CASH DISBURSE- MENTS	32,100.34	—	4,061.64	28,038.70	—	—	—	32,100.34	—	—	32,100.34

	33,050.32	—	—	—	9,941.43	9,980.00	13,128.89	33,050.32	—	—	33,050.32

Book Balance per bank rec.	33,050.32				9,941.43	9,980.00	13,128.89

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	July-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	July-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	July-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		July-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No. -
Monthly Court Report for	July-04
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	633,717.80	70,198.13	340,843.36	422,838.53	33,571.84	—	242,110.32	(475,844.38)	633,717.80	—	—	633,717.80

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,103,271.61	244,575.50	2,570,950.95	2,533,853.58	1,268,598.96	1,354,128.68	878,000.67	253,163.27	9,103,271.61	—	—	9,103,271.61
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	9,103,271.61	244,575.50	2,570,950.95	2,533,853.58	1,268,598.96	1,354,128.68	878,000.67	253,163.27	9,103,271.61	—	—	9,103,271.61

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,422,506.34)	2,422,506.34	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	734,285.83	158,313.02	(264,249.77)	430,869.33	134,347.60	26,252.81	(91,109.07)	339,861.91	734,285.83	—	—	734,285.83
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,837,557.44	402,888.52	2,306,701.18	2,964,722.91	1,402,946.56	1,380,381.49	786,891.60	593,025.18	7,415,051.10	2,422,506.34	—	9,837,557.44

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,456,719.94	257,549.45	1,588,151.98	1,470,650.51	722,489.59	821,563.33	596,315.08	—	5,456,719.94			5,456,719.94
Expenses related to Loans	327,065.88	11,048.92	79,652.48	82,255.10	61,966.42	57,895.47	34,247.49	—	327,065.88			327,065.88

Subtotal - Loans	5,783,785.82	268,598.37	1,667,804.46	1,552,905.61	784,456.01	879,458.80	630,562.57	—	5,783,785.82			5,783,785.82

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	194,357.87	10,517.77	46,475.22	19,732.19	12,343.75	10,602.85	9,635.22	85,050.87	194,357.87			194,357.87
Bank Charges	449.50	84.00	274.50	27.00	—	—	64.00	—	449.50	—	—	449.50
Claims Funding*	145,979.39	2,975.84	11,731.83	25,292.83	8,102.27	5,347.60	3,878.71	88,650.31	145,979.39			145,979.39
Company Auto	17,468.40	401.03	3,945.32	864.82	1,816.95	1,232.85	954.85	8,252.58	17,468.40	—	—	17,468.40
Computer Costs	14,586.88	—	11,600.00	—	—	—	—	2,986.88	14,586.88	—	—	14,586.88
Dues And Subscriptions	10,200.00	—	150.00	3,330.00	2,570.00	2,325.00	1,575.00	250.00	10,200.00	—	—	10,200.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	408.50	—	—	55.00	—	—	—	353.50	408.50	—	—	408.50
Fixed Assets	31,400.78	15,762.88	12,754.90	—	—	1,773.00	1,110.00	—	31,400.78	—	—	31,400.78
Forms & Printing	26,370.55	2,433.92	7,814.84	6,671.23	3,397.83	2,826.72	2,153.41	1,072.60	26,370.55	—	—	26,370.55
Insurance	1,867.21	51.61	481.85	398.11	385.77	248.92	140.07	160.88	1,867.21	—	—	1,867.21
Meals & Entertainment	13,101.85	1,015.34	2,660.88	1,016.72	1,230.10	1,394.86	694.31	5,089.64	13,101.85	—	—	13,101.85
Miscellaneous	18,557.20	175.00	875.00	499.05	825.00	254.05	184.05	15,745.05	18,557.20	—	—	18,557.20
Office Expense	15,249.60	1,381.77	3,381.51	663.40	1,456.85	929.02	456.59	6,980.46	15,249.60	—	—	15,249.60
Postage	28,479.12	1,383.00	6,039.41	6,404.39	3,179.88	4,167.67	1,109.20	6,195.57	28,479.12	—	—	28,479.12
Prepaid Expenses	11,804.00	391.18	2,286.41	536.58	268.62	606.47	10.40	7,704.34	11,804.00	—	—	11,804.00
Prepaid Software ABS	18,425.91	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	204.75	18,425.91	—	—	18,425.91
Professional Fees-Ordinary Course	1,244.08	—	—	121.35	—	208.05	175.00	739.68	1,244.08	—	—	1,244.08
Rent	175,546.43	6,483.18	56,593.02	34,831.02	24,276.86	20,648.95	16,870.17	15,843.23	175,546.43	—	—	175,546.43
Repairs & Maintenance	17,030.96	1,124.84	4,166.93	4,972.20	2,876.53	3,015.99	874.47	—	17,030.96	—	—	17,030.96
Roadgard	30,173.00	—	—	—	30,173.00	—	—	—	30,173.00	—	—	30,173.00
Seminars & Meetings	721.85	—	—	72.28	417.85	66.72	—	165.00	721.85	—	—	721.85
Taxes & Licenses	5,239.70	—	—	—	5,239.70	—	—	—	5,239.70	—	—	5,239.70
Telephone	56,460.47	1,558.32	5,603.10	17,655.50	10,293.80	12,708.58	5,074.50	3,566.67	56,460.47	—	—	56,460.47
Temporary Agency Staff	6,685.00	—	—	—	—	—	—	6,685.00	6,685.00	—	—	6,685.00
Travel	17,486.08	1,199.93	5,882.00	663.09	578.32	794.48	290.51	8,077.75	17,486.08	—	—	17,486.08
Utilities	42,105.54	1,922.75	15,319.29	9,773.32	6,258.29	6,110.66	2,721.23	—	42,105.54	—	—	42,105.54
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,422,506.34	79,028.70	401,996.00	648,581.43	350,256.86	330,502.32	229,843.61	382,297.42	—	2,422,506.34	—	2,422,506.34
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	416,869.61	—	—	168,818.19	155,615.08	92,436.34	—	—	416,869.61	—	—	416,869.61
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,740,775.82	128,601.04	606,185.17	955,356.25	624,166.57	500,922.69	279,471.92	646,072.18	1,318,269.48	2,422,506.34	—	3,740,775.82

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,524,561.64	397,199.41	2,273,989.63	2,508,261.86	1,408,622.58	1,380,381.49	910,034.49	646,072.18	7,102,055.30	2,422,506.34	—	9,524,561.64

			—

	946,713.60	75,887.24	373,554.91	879,299.58	27,895.82	—	118,967.43	(528,891.38)	946,713.60	—	—	946,713.60

Book Balance per bank rec.	946,713.60	75,887.24	373,554.91	879,299.58	27,895.82	—	118,967.43	(528,891.38)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	July-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(970,941.05)	—	—	—	—	—		(970,941.05)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,442,589.98	356,172.40	2,222,476.87	2,168,846.77	1,226,623.93	1,210,678.21	787,818.58	469,973.22
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,442,589.98	356,172.40	2,222,476.87	2,168,846.77	1,226,623.93	1,210,678.21	787,818.58	469,973.22

Cash Disbursements - Loans
Loan Proceeds Checks	5,456,719.94	257,549.45	1,588,151.98	1,470,650.51	722,489.59	821,563.33	596,315.08	—
Expenses related to Loans	327,065.88	11,048.92	79,652.48	82,255.10	61,966.42	57,895.47	34,247.49

Subtotal - Loans	5,783,785.82	268,598.37	1,667,804.46	1,552,905.61	784,456.01	879,458.80	630,562.57	—

Cash Disbursements - Other
Advertising	194,357.87	10,517.77	46,475.22	19,732.19	12,343.75	10,602.85	9,635.22	85,050.87
Bank Charges	—
Claims Funding*	145,979.39	2,975.84	11,731.83	25,292.83	8,102.27	5,347.60	3,878.71	88,650.31
Company Auto	17,468.40	401.03	3,945.32	864.82	1,816.95	1,232.85	954.85	8,252.58
Computer Costs	14,586.88		11,600.00				—	2,986.88
Dues And Subscriptions	10,200.00		150.00	3,330.00	2,570.00	2,325.00	1,575.00	250.00
Employee Reimbursements - collections exp	—						—	—
Equipment Rental	408.50			55.00			—	353.50
Fixed Assets	31,400.78	15,762.88	12,754.90			1,773.00	1,110.00
Forms & Printing	26,370.55	2,433.92	7,814.84	6,671.23	3,397.83	2,826.72	2,153.41	1,072.60
Insurance	1,867.21	51.61	481.85	398.11	385.77	248.92	140.07	160.88
Meals & Entertainment	13,101.85	1,015.34	2,660.88	1,016.72	1,230.10	1,394.86	694.31	5,089.64
Miscellaneous	18,557.20	175.00	875.00	499.05	825.00	254.05	184.05	15,745.05
Office Expense	15,249.60	1,381.77	3,381.51	663.40	1,456.85	929.02	456.59	6,980.46
Postage	28,479.12	1,383.00	6,039.41	6,404.39	3,179.88	4,167.67	1,109.20	6,195.57
Prepaid Expenses	11,804.00	391.18	2,286.41	536.58	268.62	606.47	10.40	7,704.34
Prepaid Software ABS	18,425.91	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	204.75
Professional Fees-Ordinary Course	1,244.08	—		121.35	—	208.05	175.00	739.68
Rent	175,546.43	6,483.18	56,593.02	34,831.02	24,276.86	20,648.95	16,870.17	15,843.23
Repairs & Maintenance	17,030.96	1,124.84	4,166.93	4,972.20	2,876.53	3,015.99	874.47	—
Roadgard	30,173.00				30,173.00		—	—
Seminars & Meetings	721.85			72.28	417.85	66.72	—	165.00
Taxes & Licenses	5,239.70				5,239.70			—
Telephone	56,460.47	1,558.32	5,603.10	17,655.50	10,293.80	12,708.58	5,074.50	3,566.67
Temporary Agency Staff	6,685.00				—			6,685.00
Travel	17,486.08	1,199.93	5,882.00	663.09	578.32	794.48	290.51	8,077.75
Utilities	42,105.54	1,922.75	15,319.29	9,773.32	6,258.29	6,110.66	2,721.23	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	1,406,777.26	38,085.69	350,757.74	309,193.34	168,258.21	160,799.04	107,691.70	271,991.54
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	416,869.61			168,818.19	155,615.08	92,436.34
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—	—						—

Total Other Cash Disbursements	2,724,597.24	87,574.03	554,672.41	615,941.16	442,167.92	331,219.41	157,256.01	535,766.30

TOTAL ALL CASH DISBURSEMENTS	8,508,383.06	356,172.40	2,222,476.87	2,168,846.77	1,226,623.93	1,210,678.21	787,818.58	535,766.30

	(1,036,734.13)	—	—	—	—	—	—	(1,036,734.13)

Book Balance per bank rec.		—	—		—	—		(1,036,734.13)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	397,199.41
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$397,199.41

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		July-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	70,198.13	34,090.10	90.00	10,100.86	8,487.01	7,239.37		—	6,055.50	4,135.29		70,198.13	—	—	70,198.13

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	244,575.50	34,859.53	287.00	38,051.92	25,397.76	37,869.15	(14,439.59)	40,943.01	43,431.15	38,175.57		203,632.49	40,943.01	—	244,575.50
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	244,575.50	34,859.53	287.00	38,051.92	25,397.76	37,869.15	(14,439.59)	40,943.01	43,431.15	38,175.57	—	203,632.49	40,943.01	—	244,575.50

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	158,313.02	(47,434.80)	(76.00)	(31,853.62)	(24,224.38)	(35,165.99)	370,611.99		(38,059.22)	(35,484.96)		158,313.02	—	—	158,313.02
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	402,888.52	(12,575.27)	211.00	6,198.30	1,173.38	2,703.16	356,172.40	40,943.01	5,371.93	2,690.61	—	361,945.51	40,943.01	—	402,888.52

												—	—		—
Cash Disbursements - Loans												—	—		—
												—	—		—
Loan Proceeds Checks	257,549.45						257,549.45					257,549.45	—		257,549.45
Expenses related to Loans	11,048.92						11,048.92					11,048.92	—		11,048.92

Subtotal - Loans	268,598.37	—	—	—	—	—	268,598.37	—	—	—		268,598.37	—	—	268,598.37

												—	—		—
												—	—		—
Cash Disbursements - Other	—											—	—		—
Advertising	10,517.77						10,517.77					10,517.77	—		10,517.77
Bank Charges	84.00			18.00	21.00	30.00	—		15.00			84.00	—	—	84.00
Claims Funding*	2,975.84						2,975.84					2,975.84	—		2,975.84
Company Auto	401.03						401.03					401.03	—	—	401.03
Computer Costs	—						—					—	—	—	—
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	15,762.88						15,762.88					15,762.88	—	—	15,762.88
Forms & Printing	2,433.92						2,433.92					2,433.92	—	—	2,433.92
Insurance	51.61						51.61					51.61	—	—	51.61
Meals & Entertainment	1,015.34						1,015.34					1,015.34	—	—	1,015.34
Miscellaneous	175.00						175.00					175.00	—	—	175.00
Office Expense	1,381.77						1,381.77					1,381.77	—	—	1,381.77
Postage	1,383.00						1,383.00					1,383.00	—	—	1,383.00
Prepaid Expenses	391.18						391.18					391.18	—	—	391.18
Prepaid Software ABS	709.98						709.98					709.98	—	—	709.98
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	6,483.18						6,483.18					6,483.18	—	—	6,483.18
Repairs & Maintenance	1,124.84						1,124.84					1,124.84	—	—	1,124.84
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	—						—					—	—	—	—
Telephone	1,558.32						1,558.32					1,558.32	—	—	1,558.32
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,199.93						1,199.93					1,199.93	—	—	1,199.93
Utilities	1,922.75						1,922.75					1,922.75	—	—	1,922.75
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	79,028.70						38,085.69	40,943.01				38,085.69	40,943.01	—	79,028.70
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	—						—					—	—	—	—

Total Other Cash Disbursements	128,601.04	—	—	18.00	21.00	30.00	87,574.03	40,943.01	15.00	—		87,658.03	40,943.01	—	128,601.04

												—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	397,199.41	—	—	18.00	21.00	30.00	356,172.40	40,943.01	15.00	—		356,256.40	40,943.01	—	397,199.41

															—

	75,887.24	21,514.83	301.00	16,281.16	9,639.39	9,912.53	—	—	11,412.43	6,825.90		75,887.24	—	—	75,887.24

Ending Bank Balance per bank rec.	75,887.24	21,514.83	301.00	16,281.16	9,639.39	9,912.53			11,412.43	6,825.90

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,508,261.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,508,261.86

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC			Case #	03-13212	Case No.	03-13212
Monthly Court Report for		July-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	422,838.53	5,209.26	4,552.11	32,405.45	271,787.16	21,825.73		—

	—
TICO Cash Collected	—
SM Cash Collected	2,533,853.58	45,702.95	62,029.90	48,657.48	1,940,926.25	91,320.22	25,710.58
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,533,853.58	45,702.95	62,029.90	48,657.48	1,940,926.25	91,320.22	25,710.58	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	430,869.33	(43,938.21)	(58,583.04)	(68,023.40)	(1,434,444.01)	(96,735.00)	2,143,136.19	339,388.09
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,964,722.91	1,764.74	3,446.86	(19,365.92)	506,482.24	(5,414.78)	2,168,846.77	339,388.09

Cash Disbursements - Loans
Loan Proceeds Checks	1,470,650.51						1,470,650.51
Expenses related to Loans	82,255.10						82,255.10

Subtotal - Loans	1,552,905.61						1,552,905.61

Cash Disbursements - Other
Advertising	19,732.19						19,732.19
Bank Charges	27.00	27.00
Claims Funding*	25,292.83						25,292.83
Company Auto	864.82						864.82
Computer Costs	—						—
Dues And Subscriptions	3,330.00						3,330.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	55.00						55.00
Fixed Assets	—						—
Forms & Printing	6,671.23						6,671.23
Insurance	398.11						398.11
Meals & Entertainment	1,016.72						1,016.72
Miscellaneous	499.05						499.05
Office Expense	663.40						663.40
Postage	6,404.39						6,404.39
Prepaid Expenses	536.58						536.58
Prepaid Software ABS	4,376.55						4,376.55
Professional Fees-Ordinary Course	121.35						121.35
Rent	34,831.02						34,831.02
Repairs & Maintenance	4,972.20						4,972.20
Roadgard	—						—
Seminars & Meetings	72.28						72.28
Taxes & Licenses	—						—
Telephone	17,655.50						17,655.50
Temporary Agency Staff	—						—
Travel	663.09						663.09
Utilities	9,773.32						9,773.32
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	648,581.43						309,193.34	339,388.09
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	168,818.19						168,818.19
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	955,356.25	27.00	—	—	—	—	615,941.16	339,388.09

TOTAL ALL CASH DISBURSEMENTS	2,508,261.86	27.00	—	—	—	—	2,168,846.77	339,388.09

	879,299.58	6,947.00	7,998.97	13,039.53	778,269.40	16,410.95	—	—

Book Balance per bank rec.	879,299.58	6,947.00	7,998.97	13,039.53	778,269.40	16,410.95

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	30,009.76	27,496.33	29,552.73	422,838.53	—	—	422,838.53

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	66,275.19	53,809.41	199,421.60	2,533,853.58	—	—	2,533,853.58
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	66,275.19	53,809.41	199,421.60	2,533,853.58	—	—	2,533,853.58

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(83,298.76)	(66,147.33)	(200,485.20)	91,481.24	339,388.09	—	430,869.33
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(17,023.57)	(12,337.92)	(1,063.60)	2,625,334.82	339,388.09	—	2,964,722.91

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,470,650.51			1,470,650.51
Expenses related to Loans				82,255.10			82,255.10

Subtotal - Loans				1,552,905.61			1,552,905.61

				—
				—
Cash Disbursements - Other				—
Advertising				19,732.19			19,732.19
Bank Charges				27.00	—	—	27.00
Claims Funding*				25,292.83			25,292.83
Company Auto				864.82	—	—	864.82
Computer Costs				—	—	—	—
Dues And Subscriptions				3,330.00	—	—	3,330.00
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				55.00	—	—	55.00
Fixed Assets				—	—	—	—
Forms & Printing				6,671.23	—	—	6,671.23
Insurance				398.11	—	—	398.11
Meals & Entertainment				1,016.72	—	—	1,016.72
Miscellaneous				499.05	—	—	499.05
Office Expense				663.40	—	—	663.40
Postage				6,404.39	—	—	6,404.39
Prepaid Expenses				536.58	—	—	536.58
Prepaid Software ABS				4,376.55	—	—	4,376.55
Professional Fees-Ordinary Course				121.35	—	—	121.35
Rent				34,831.02	—	—	34,831.02
Repairs & Maintenance				4,972.20	—	—	4,972.20
Roadgard				—	—	—	—
Seminars & Meetings				72.28	—	—	72.28
Taxes & Licenses				—	—	—	—
Telephone				17,655.50	—	—	17,655.50
Temporary Agency Staff				—	—	—	—
Travel				663.09	—	—	663.09
Utilities				9,773.32	—	—	9,773.32
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				309,193.34	339,388.09	—	648,581.43
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				168,818.19	—	—	168,818.19
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	955,356.25	—	—	955,356.25

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,168,873.77	339,388.09	—	2,508,261.86

	12,986.19	15,158.41	28,489.13	879,299.58	—	—	879,299.58

Book Balance per bank rec.	12,986.19	15,158.41	28,489.13

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,273,989.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,273,989.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case #	03-13211
Monthly Court Report for		July-04
FED ID#	57-1002963				TX State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623
Beginning Cash Position	340,843.36	9,978.76	8,828.93	6,291.93	3,691.16	7,492.03	3,496.46	11,125.61	6,633.69	15,159.25

	—
TICO Cash Collected	—
SM Cash Collected	2,570,950.95	41,037.33	49,049.22	42,819.04	55,632.17	37,636.69	71,619.99	53,291.83	41,547.79	39,855.74
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,570,950.95	41,037.33	49,049.22	42,819.04	55,632.17	37,636.69	71,619.99	53,291.83	41,547.79	39,855.74

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(264,249.77)	(40,002.79)	(49,146.55)	(40,680.18)	(52,080.47)	(32,601.77)	(67,608.27)	(51,677.21)	(39,450.09)	(42,054.32)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,306,701.18	1,034.54	(97.33)	2,138.86	3,551.70	5,034.92	4,011.72	1,614.62	2,097.70	(2,198.58)

Cash Disbursements - Loans
Loan Proceeds Checks	1,588,151.98
Expenses related to Loans	79,652.48

Subtotal - Loans	1,667,804.46	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	46,475.22
Bank Charges	274.50	15.00	12.50	18.00	5.00			20.25		3.50
Claims Funding*	11,731.83
Company Auto	3,945.32
Computer Costs	11,600.00
Dues And Subscriptions	150.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	12,754.90
Forms & Printing	7,814.84
Insurance	481.85
Meals & Entertainment	2,660.88
Miscellaneous	875.00
Office Expense	3,381.51
Postage	6,039.41
Prepaid Expenses	2,286.41
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	—
Rent	56,593.02
Repairs & Maintenance	4,166.93
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	5,603.10
Temporary Agency Staff	—
Travel	5,882.00
Utilities	15,319.29
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	401,996.00
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	606,185.17	15.00	12.50	18.00	5.00	—	—	20.25	—	3.50

TOTAL ALL CASH DISBURSEMENTS	2,273,989.63	15.00	12.50	18.00	5.00	—	—	20.25	—	3.50

	373,554.91	10,998.30	8,719.10	8,412.79	7,237.86	12,526.95	7,508.18	12,719.98	8,731.39	12,957.17

Book Balance per bank rec.	373,554.91	10,998.30	8,719.10	8,412.79	7,237.86	12,526.95	7,508.18	12,719.98	8,731.39	12,957.17

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	68,843.60	4,409.82	7,837.88	8,551.05	8,877.45	4,965.68	2,458.97	7,023.21	7,563.97		—	15,442.52

TICO Cash Collected							—
SM Cash Collected	620,398.80	53,096.35	39,942.91	37,443.62	34,795.89	53,753.33	58,241.21	29,459.56	42,963.89	572,535.97		45,933.93
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	620,398.80	53,096.35	39,942.91	37,443.62	34,795.89	53,753.33	58,241.21	29,459.56	42,963.89	572,535.97	—	45,933.93

GENERAL LEDGER DEPOSITS AND TRANSFERS	(599,446.47)	(49,967.75)	(39,862.20)	(35,973.80)	(33,142.10)	(51,289.45)	(54,347.44)	(27,389.98)	(41,471.75)	1,299,183.10	401,996.00	(49,538.43)

Total Cash Receipts and Transfers	20,952.33	3,128.60	80.71	1,469.82	1,653.79	2,463.88	3,893.77	2,069.58	1,492.14	1,871,719.07	401,996.00	(3,604.50)

Cash Disbursements - Loans
Loan Proceeds Checks										1,588,151.98
Expenses related to Loans										79,652.48

Subtotal - Loans	—	—	—	—	—	—	—	—	—	1,667,804.46	—	—

Cash Disbursements - Other
Advertising										46,475.22
Bank Charges			15.00	7.00	6.75	29.25	9.00	7.25	70.00
Claims Funding*										11,731.83
Company Auto										3,945.32
Computer Costs										11,600.00
Dues And Subscriptions										150.00
Employee Reimbursements - collections exp										—
Equipment Rental										—
Fixed Assets										12,754.90
Forms & Printing										7,814.84
Insurance										481.85
Meals & Entertainment										2,660.88
Miscellaneous										875.00
Office Expense										3,381.51
Postage										6,039.41
Prepaid Expenses										2,286.41
Prepaid Software ABS										6,153.16
Professional Fees-Ordinary Course										—
Rent										56,593.02
Repairs & Maintenance										4,166.93
Roadgard										—
Seminars & Meetings										—
Taxes & Licenses										—
Telephone										5,603.10
Temporary Agency Staff										—
Travel										5,882.00
Utilities										15,319.29
Interest to Finova										—
Payroll Paid TTG										—
Payroll Paid SMC											401,996.00
Restructuring Officer										—
Insurance Renewal										—
Voyager Payment										—
Pre-Filing Prepays										—
Deposit to Lender										—
US Trustee										—
Bankruptcy Professionals										—
Other										—

Total Other Cash Disbursements	—	—	15.00	7.00	6.75	29.25	9.00	7.25	70.00	203,914.67	401,996.00	—

TOTAL ALL CASH DISBURSEMENTS	—	—	15.00	7.00	6.75	29.25	9.00	7.25	70.00	1,871,719.13	401,996.00	—

	89,795.93	7,538.42	7,903.59	10,013.87	10,524.49	7,400.31	6,343.74	9,085.54	8,986.11	(0.06)	—	11,838.02

Book Balance per bank rec.	89,795.93	7,538.42	7,903.59	10,013.87	10,524.49	7,400.31	6,343.74	9,085.54	8,986.11			11,838.02

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	17,275.53	20,529.62	11,469.04	14,448.21	22,173.19	46,275.80

TICO Cash Collected
SM Cash Collected	46,730.64	32,930.91	40,050.36	43,107.65	54,413.66	332,662.47
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected
SUBTOTAL	46,730.64	32,930.91	40,050.36	43,107.65	54,413.66	332,662.47

GENERAL LEDGER DEPOSITS AND TRANSFERS	(53,332.59)	(42,853.92)	(39,878.36)	(45,769.28)	(65,486.87)	(320,376.83)

Total Cash Receipts and Transfers	(6,601.95)	(9,923.01)	172.00	(2,661.63)	(11,073.21)	12,285.64

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			56.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	56.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	56.00	—	—	—

	10,673.58	10,606.61	11,585.04	11,786.58	11,099.98	58,561.44

Book Balance per bank rec.	10,673.58	10,606.61	11,585.04	11,786.58	11,099.98	58,561.44

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	340,843.36	—	—	340,843.36

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,570,950.95	—	—	2,570,950.95
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,570,950.95	—	—	2,570,950.95

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(666,245.77)	401,996.00	—	(264,249.77)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,904,705.18	401,996.00	—	2,306,701.18

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,588,151.98	—		1,588,151.98
Expenses related to Loans	79,652.48	—		79,652.48

Subtotal - Loans	1,667,804.46	—	—	1,667,804.46

		—
		—
Cash Disbursements - Other		—
Advertising	46,475.22	—	—	46,475.22
Bank Charges	274.50		—	274.50
Claims Funding*	11,731.83	—		11,731.83
Company Auto	3,945.32	—	—	3,945.32
Computer Costs	11,600.00	—	—	11,600.00
Dues And Subscriptions	150.00	—	—	150.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	12,754.90	—	—	12,754.90
Forms & Printing	7,814.84	—	—	7,814.84
Insurance	481.85	—	—	481.85
Meals & Entertainment	2,660.88	—	—	2,660.88
Miscellaneous	875.00	—	—	875.00
Office Expense	3,381.51	—	—	3,381.51
Postage	6,039.41	—	—	6,039.41
Prepaid Expenses	2,286.41	—	—	2,286.41
Prepaid Software ABS	6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course	—	—	—	—
Rent	56,593.02	—	—	56,593.02
Repairs & Maintenance	4,166.93	—	—	4,166.93
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	5,603.10	—	—	5,603.10
Temporary Agency Staff	—	—	—	—
Travel	5,882.00	—	—	5,882.00
Utilities	15,319.29	—	—	15,319.29
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	401,996.00	—	401,996.00
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	204,189.17	401,996.00	—	606,185.17

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,871,993.63	401,996.00	—	2,273,989.63

	373,554.91	—	—	373,554.91

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,380,381.49
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,380,381.49

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.			Case #	03-13213	Case No.	03-13213
Monthly Court Report for		July-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,354,128.68	1,354,128.68			1,354,128.68	—	—	1,354,128.68
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,354,128.68	1,354,128.68	—	—	1,354,128.68	—	—	1,354,128.68

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	26,252.81	(1,354,128.68)	1,210,678.21	169,703.28	(143,450.47)	169,703.28	—	26,252.81
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,380,381.49	—	1,210,678.21	169,703.28	1,210,678.21	169,703.28	—	1,380,381.49

Cash Disbursements - Loans
Loan Proceeds Checks	821,563.33		821,563.33		821,563.33			821,563.33
Expenses related to Loans	57,895.47		57,895.47		57,895.47			57,895.47

Subtotal - Loans	879,458.80	—	879,458.80	—	879,458.80	—	—	879,458.80

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	10,602.85		10,602.85		10,602.85			10,602.85
Bank Charges	—		—		—	—	—	—
Claims Funding*	5,347.60		5,347.60		5,347.60			5,347.60
Company Auto	1,232.85		1,232.85		1,232.85	—	—	1,232.85
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	2,325.00		2,325.00		2,325.00	—	—	2,325.00
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	1,773.00		1,773.00		1,773.00	—	—	1,773.00
Forms & Printing	2,826.72		2,826.72		2,826.72	—	—	2,826.72
Insurance	248.92		248.92		248.92	—	—	248.92
Meals & Entertainment	1,394.86		1,394.86		1,394.86	—	—	1,394.86
Miscellaneous	254.05		254.05		254.05	—	—	254.05
Office Expense	929.02		929.02		929.02	—	—	929.02
Postage	4,167.67		4,167.67		4,167.67	—	—	4,167.67
Prepaid Expenses	606.47		606.47		606.47	—	—	606.47
Prepaid Software ABS	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Professional Fees-Ordinary Course	208.05		208.05		208.05	—	—	208.05
Rent	20,648.95		20,648.95		20,648.95	—	—	20,648.95
Repairs & Maintenance	3,015.99		3,015.99		3,015.99	—	—	3,015.99
Roadgard	—		—		—	—	—	—
Seminars & Meetings	66.72		66.72		66.72	—	—	66.72
Taxes & Licenses	—		—		—	—	—	—
Telephone	12,708.58		12,708.58		12,708.58	—	—	12,708.58
Temporary Agency Staff	—		—		—	—	—	—
Travel	794.48		794.48		794.48	—	—	794.48
Utilities	6,110.66		6,110.66		6,110.66	—	—	6,110.66
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	330,502.32		160,799.04	169,703.28	160,799.04	169,703.28	—	330,502.32
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	92,436.34		92,436.34		92,436.34	—	—	92,436.34
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	500,922.69	—	331,219.41	169,703.28	331,219.41	169,703.28	—	500,922.69

TOTAL ALL CASH DISBURSEMENTS	1,380,381.49	—	1,210,678.21	169,703.28	1,210,678.21	169,703.28	—	1,380,381.49

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,408,622.58
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,408,622.58

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA			Case #	03-13209	Case No.	03-13209
Monthly Court Report for		July-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	33,571.84	5,104.99	28,466.85	—	—	33,571.84	—	—	33,571.84

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,268,598.96	37,315.65	87,372.09	1,143,911.22		1,268,598.96	—	—	1,268,598.96
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,268,598.96	37,315.65	87,372.09	1,143,911.22	—	1,268,598.96	—	—	1,268,598.96

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	134,347.60	(36,961.64)	(93,402.12)	82,712.71	181,998.65	(47,651.05)	181,998.65	—	134,347.60
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,402,946.56	354.01	(6,030.03)	1,226,623.93	181,998.65	1,220,947.91	181,998.65	—	1,402,946.56

Cash Disbursements - Loans
						—
Loan Proceeds Checks	722,489.59			722,489.59		722,489.59			722,489.59
Expenses related to Loans	61,966.42			61,966.42		61,966.42			61,966.42

Subtotal - Loans	784,456.01	—	—	784,456.01	—	784,456.01	—	—	784,456.01

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	12,343.75			12,343.75		12,343.75			12,343.75
Bank Charges	—			—		—	—	—	—
Claims Funding*	8,102.27			8,102.27		8,102.27			8,102.27
Company Auto	1,816.95			1,816.95		1,816.95	—	—	1,816.95
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	2,570.00			2,570.00		2,570.00	—	—	2,570.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	3,397.83			3,397.83		3,397.83	—	—	3,397.83
Insurance	385.77			385.77		385.77	—	—	385.77
Meals & Entertainment	1,230.10			1,230.10		1,230.10	—	—	1,230.10
Miscellaneous	825.00			825.00		825.00	—	—	825.00
Office Expense	1,456.85			1,456.85		1,456.85	—	—	1,456.85
Postage	3,179.88			3,179.88		3,179.88	—	—	3,179.88
Prepaid Expenses	268.62			268.62		268.62	—	—	268.62
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	24,276.86			24,276.86		24,276.86	—	—	24,276.86
Repairs & Maintenance	2,876.53			2,876.53		2,876.53	—	—	2,876.53
Roadgard	30,173.00			30,173.00		30,173.00	—	—	30,173.00
Seminars & Meetings	417.85			417.85		417.85	—	—	417.85
Taxes & Licenses	5,239.70			5,239.70		5,239.70	—	—	5,239.70
Telephone	10,293.80			10,293.80		10,293.80	—	—	10,293.80
Temporary Agency Staff	—			—		—	—	—	—
Travel	578.32			578.32		578.32	—	—	578.32
Utilities	6,258.29			6,258.29		6,258.29	—	—	6,258.29
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	350,256.86			168,258.21	181,998.65	168,258.21	181,998.65	—	350,256.86
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	155,615.08			155,615.08		155,615.08	—	—	155,615.08
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	624,166.57	—	—	442,167.92	181,998.65	442,167.92	181,998.65	—	624,166.57

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,408,622.58	—	—	1,226,623.93	181,998.65	1,226,623.93	181,998.65	—	1,408,622.58

	27,895.82	5,459.00	22,436.82	—	—	27,895.82	—	—	27,895.82

Book Balance per bank rec.	27,895.82	5,459.00	22,436.82

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	910,034.49
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$910,034.49

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN			Case #	03-13206	Case No.	03-13206
Monthly Court Report for		July-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	242,110.32	103,360.42	73,652.65	—	—	65,097.25	242,110.32	—	—	242,110.32

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	878,000.67	41,980.25	32,574.61	245,922.10		557,523.71	878,000.67	—	—	878,000.67
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	878,000.67	41,980.25	32,574.61	245,922.10	—	557,523.71	878,000.67	—	—	878,000.67

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(91,109.07)	(131,499.49)	(93,472.69)	541,896.48	122,151.91	(530,185.28)	(213,260.98)	122,151.91	—	(91,109.07)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	786,891.60	(89,519.24)	(60,898.08)	787,818.58	122,151.91	27,338.43	664,739.69	122,151.91	—	786,891.60

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	596,315.08			596,315.08			596,315.08			596,315.08
Expenses related to Loans	34,247.49			34,247.49			34,247.49			34,247.49

Subtotal - Loans	630,562.57	—	—	630,562.57	—	—	630,562.57	—	—	630,562.57

							—
							—
Cash Disbursements - Other							—
Advertising	9,635.22			9,635.22			9,635.22			9,635.22
Bank Charges	64.00	40.00	24.00	—			64.00	—	—	64.00
Claims Funding*	3,878.71			3,878.71			3,878.71			3,878.71
Company Auto	954.85			954.85			954.85	—	—	954.85
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	1,575.00			1,575.00			1,575.00	—	—	1,575.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	1,110.00			1,110.00			1,110.00	—	—	1,110.00
Forms & Printing	2,153.41			2,153.41			2,153.41	—	—	2,153.41
Insurance	140.07			140.07			140.07	—	—	140.07
Meals & Entertainment	694.31			694.31			694.31	—	—	694.31
Miscellaneous	184.05			184.05			184.05	—	—	184.05
Office Expense	456.59			456.59			456.59	—	—	456.59
Postage	1,109.20			1,109.20			1,109.20	—	—	1,109.20
Prepaid Expenses	10.40			10.40			10.40	—	—	10.40
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	175.00			175.00			175.00	—	—	175.00
Rent	16,870.17			16,870.17			16,870.17	—	—	16,870.17
Repairs & Maintenance	874.47			874.47			874.47	—	—	874.47
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	5,074.50			5,074.50			5,074.50	—	—	5,074.50
Temporary Agency Staff	—			—			—	—	—	—
Travel	290.51			290.51			290.51	—	—	290.51
Utilities	2,721.23			2,721.23			2,721.23	—	—	2,721.23
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	229,843.61			107,691.70	122,151.91		107,691.70	122,151.91	—	229,843.61
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	279,471.92	40.00	24.00	157,256.01	122,151.91	—	157,320.01	122,151.91	—	279,471.92

							—

TOTAL ALL CASH DISBURSEMENTS	910,034.49	40.00	24.00	787,818.58	122,151.91	—	787,882.58	122,151.91	—	910,034.49

	118,967.43	13,801.18	12,730.57	—	—	92,435.68	118,967.43	—	—	118,967.43

Book Balance per bank rec.	118,967.43	13,801.18	12,730.57			92,435.68

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	646,072.18
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$646,072.18

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp			Case No.	03-13205	Case No.	03-13205
Monthly Court Report for		July-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(475,844.38)	100,295.51	467,804.96	(970,941.05)	(73,003.80)	(475,844.38)	—	—	(475,844.38)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	253,163.27		253,163.27			253,163.27	—	—	253,163.27
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	253,163.27	—	253,163.27	—	—	253,163.27	—	—	253,163.27

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	339,861.91		(241,134.95)	469,973.22	111,023.64	228,838.27	111,023.64	—	339,861.91
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	593,025.18	—	12,028.32	469,973.22	111,023.64	482,001.54	111,023.64	—	593,025.18

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	85,050.87			85,050.87		85,050.87			85,050.87
Bank Charges	—			—		—	—	—	—
Claims Funding*	88,650.31			88,650.31		88,650.31			88,650.31
Company Auto	8,252.58			8,252.58		8,252.58	—	—	8,252.58
Computer Costs	2,986.88			2,986.88		2,986.88	—	—	2,986.88
Dues And Subscriptions	250.00			250.00		250.00	—	—	250.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	353.50			353.50		353.50	—	—	353.50
Fixed Assets	—			—		—	—	—	—
Forms & Printing	1,072.60			1,072.60		1,072.60	—	—	1,072.60
Insurance	160.88			160.88		160.88	—	—	160.88
Meals & Entertainment	5,089.64			5,089.64		5,089.64	—	—	5,089.64
Miscellaneous	15,745.05			15,745.05		15,745.05	—	—	15,745.05
Office Expense	6,980.46			6,980.46		6,980.46	—	—	6,980.46
Postage	6,195.57			6,195.57		6,195.57	—	—	6,195.57
Prepaid Expenses	7,704.34			7,704.34		7,704.34	—	—	7,704.34
Prepaid Software ABS	204.75			204.75		204.75	—	—	204.75
Professional Fees-Ordinary Course	739.68			739.68		739.68	—	—	739.68
Rent	15,843.23			15,843.23		15,843.23	—	—	15,843.23
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	165.00			165.00		165.00	—	—	165.00
Taxes & Licenses	—			—		—	—	—	—
Telephone	3,566.67			3,566.67		3,566.67	—	—	3,566.67
Temporary Agency Staff	6,685.00			6,685.00		6,685.00	—	—	6,685.00
Travel	8,077.75			8,077.75		8,077.75	—	—	8,077.75
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	382,297.42			271,991.54	110,305.88	271,991.54	110,305.88	—	382,297.42
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	646,072.18	—	—	535,766.30	110,305.88	535,766.30	110,305.88	—	646,072.18

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	646,072.18	—	—	535,766.30	110,305.88	535,766.30	110,305.88	—	646,072.18

	(528,891.38)	100,295.51	479,833.28	(1,036,734.13)	(72,286.04)	(529,609.14)	717.76	—	(528,891.38)

Book Balance per bank rec.	(528,891.38)	100,295.51	479,833.28	(1,036,734.13)	(72,286.04)
		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant			Case #	03-13207	Case No.	03-13207
Monthly Court Report for		July-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana-InActive			Case #	03-13210	Case No.	03-13210
Monthly Court Report for		July-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July-04
SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July-04
SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00
Other Operations Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

7/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	6,258	835	—	3,306,500	—	—	3,313,594	72.2%	518,500	3,832,095	170.7%
I/B Income	—	—	—	—	—	—	—	0.0%	196,072	196,072	8.7%
Fee Income	—	—	—	341,806	—	—	341,806	7.4%	2,425	344,231	15.3%
Late Charges	7,720	—	—	257,738	—	—	265,458	5.8%	43,410	308,867	13.8%

Total Interest Income	13,978	835	—	3,906,044	—	—	3,920,858	85.5%	760,407	4,681,265	208.5%
Interest Expense	1,363	1,997	—	113,422	313,525	—	430,306	9.4%	72,970	503,276	22.4%

Net Interest Income	12,615	(1,162)	—	3,792,623	(313,525)	—	3,490,552	76.1%	687,437	4,177,989	186.1%
Provision for Loan Losses
P&L Recoveries	(747)	—	—	(40,015)	—	—	(40,761)	-0.9%	(117,936)	(158,697)	-7.1%
Reserves	—	—	—	486,692	—	—	486,692	10.6%	(1,000,198)	(513,506)	-22.9%
Cash	61,755	—	6	717,184	—	—	778,945	17.0%	921,657	1,700,602	75.7%

Total Provision	61,008	—	6	1,163,862	—	—	1,224,876	26.7%	(196,478)	1,028,399	45.8%
Net Interest included Provision	(48,393)	(1,162)	(6)	2,628,761	(313,525)	—	2,265,675		883,915	3,149,590
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	393,416	—	—	393,416	8.6%	(1,405,646)	(1,012,230)	-45.1%
Insurance Commissions	—	—	288,591	(128,963)	—	—	159,628	3.5%	479	160,107	7.1%
Earned Insurance	—	—	—	—	—	—	—	0.0%	15,240	15,240	0.7%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	180	40,333	—	—	40,513	0.9%	—	40,513	1.8%
Other Income	—	22,771	4,239	178	46,714	—	73,901	1.6%	(1,713,220)	(1,639,319)	-73.0%

Total Direct Income	—	22,771	293,010	304,963	46,714	—	667,457	14.5%	(3,103,146)	(2,435,689)	-108.5%
Total Revenue	13,978	23,606	293,010	4,211,007	46,714	—	4,588,315	100.0%	(2,342,739)	2,245,576	100.0%

Expenses
Personnel
Salaries & Wages	5,798	13,251	140,126	1,219,046	110,808	—	1,489,030	32.5%	445,947	1,934,977	86.2%
Commissions/Bonus	—	1,139	24,741	204,710	—	—	230,591	5.0%	31,744	262,334	11.7%
Benefits	445	988	12,680	173,444	5,347	—	192,903	4.2%	29,840	222,743	9.9%
Taxes	381	1,014	11,752	104,215	6,850	—	124,211	2.7%	38,402	162,613	7.2%
Other	—	—	7,414	9,557	4,747	—	21,718	0.5%	10,109	31,828	1.4%

Total Personnel	6,624	16,392	196,713	1,710,972	127,752	—	2,058,454	44.9%	556,041	2,614,495	116.4%
Building
Rent	39	856	18,111	173,203	10,763	—	202,972	4.4%	41,827	244,800	10.9%
Utilities	—	—	2,984	41,962	1,240	—	46,186	1.0%	11,249	57,435	2.6%
Depreciation	1,703	209	5,637	66,122	17,742	—	91,414	2.0%	30,181	121,594	5.4%
Other	—	—	—	13,936	—	—	13,936	0.3%	—	13,936	0.6%

Total Building	1,742	1,065	26,733	295,223	29,745	—	354,508	7.7%	83,257	437,765	19.5%
Telecommunications
Telephone	337	440	10,134	88,469	11,712	—	111,093	2.4%	26,336	137,429	6.1%
Computers	1,306	24	4,198	18,762	8,428	—	32,717	0.7%	10,700	43,417	1.9%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,643	464	14,332	107,231	20,140	—	143,810	3.1%	37,035	180,845	8.1%
Advertising	—	—	3,852	164,212	—	—	168,064	3.7%	286	168,350	7.5%
Reinsurance Claims Expense	—	—	—	(6,608)	—	—	(6,608)	-0.1%	(351,123)	(357,731)	-15.9%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	38,415	38,415	1.7%
Professional Fees	236	56	416	61,436	1,600,096	—	1,662,240	36.2%	1,376	1,663,616	74.1%
Collection Expense	336	—	—	1,120	—	—	1,456	0.0%	42,223	43,678	1.9%
Travel	—	245	1,642	82,491	2,603	—	86,980	1.9%	13,044	100,024	4.5%
Office Expense	1,061	142	15,062	113,353	9,367	—	138,985	3.0%	44,702	183,687	8.2%
Entertainment	—	—	—	15,354	—	—	15,354	0.3%	—	15,354	0.7%
Amortization	—	—	9,742	10,765	—	—	20,508	0.4%	6,177	26,684	1.2%
Taxes & Licenses	—	—	651	22,131	2,181	—	24,963	0.5%	7,251	32,213	1.4%
Other	(761)	1,798	16,846	99,924	7,469	—	125,276	2.7%	(761,951)	(636,675)	-28.4%

Total Other Expense	300	1,940	42,301	261,528	19,017	—	325,085	7.1%	(703,822)	(378,736)	-16.9%

Total Direct Expense	73,253	22,159	285,995	3,954,888	2,112,877	—	6,449,171	140.6%	(406,775)	6,042,396	269.1%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	(59,275)	1,447	7,015	256,120	(2,066,163)	—	(1,860,856)	-40.6%	(1,935,963)	(3,796,820)	-169.1%
Income Tax (34%)	—	—	2,631	96,045	(774,811)	—	(676,136)	-14.7%	(725,985)	(1,402,121)	-62.4%

Net Income	(59,275)	1,447	4,384	160,075	(1,291,352)	—	(1,184,721)	-25.8%	(1,209,978)	(2,394,699)	-106.6%

The Thaxton Group

YTD Income Statement

7/31/2004

	Thaxton Investment Corp.	TICO Credit Corp.	Thaxton Operating Comp.	Corporate	Adjustments	Total
Net Interest Income
Interest Income	31,643,125	9,573,594	372,639	—		41,589,358	78.3%
I/B Income	—	3,414,935	—	—		3,414,935	6.4%
Fee Income	3,260,450	45,288	331,767	—		3,637,506	6.9%
Late Charges	2,358,939	1,030,069	141,372	—		3,530,380	6.6%

Total Interest Income	37,262,515	14,063,886	845,778	—	—	52,172,179	98.3%
Interest Expense	2,279,537	3,179,885	161,851	240,041		5,861,313	11.0%

Net Interest Income	34,982,978	10,884,001	683,927	(240,041)	—	46,310,865
Provision for Loan Losses
P&L Recoveries	(419,485)	(1,778,591)	(9,136)	—		(2,207,211)	-4.2%
Reserves	(186,119)	(1,538,339)	(20,000)	—		(1,744,458)	-3.3%
Cash	9,452,260	19,542,614	538,349	—		29,533,223	55.6%

Total Provision	8,846,656	16,225,684	509,213	—	—	25,581,553	48.2%
Net Interest included Provision	26,136,322	(5,341,683)	174,714	(240,041)	—	20,729,312
Revenues
Premiums on Loans Sold	—	—	—	—		—	0.0%
Insurance Premiums	5,846,967	1,634,873	—	—		7,481,840	14.1%
Insurance Commissions	(813,550)	70,001	2,683,340	—		1,939,791	3.7%
Earned Insurance	—	352,296	—	—		352,296	0.7%
Processing Fees	—	—	—	—		—	0.0%
Other Fees	257,977	—	849	—		258,826	0.5%
Other Income	820,826	(10,771,963)	464,150	380,438		(9,106,548)	-17.2%

Total Direct Income	6,112,220	(8,714,792)	3,148,339	380,438	—	926,205	1.7%
Total Revenue	43,374,735	5,349,094	3,994,116	380,438	—	53,098,384	100.0%

Expenses
Personnel
Salaries & Wages	11,858,130	4,577,429	1,467,415	1,176,028		19,079,002	35.9%
Commissions/Bonus	1,695,709	417,420	334,435	128,923		2,576,487	4.9%
Benefits	1,319,267	408,346	142,530	75,294		1,945,437	3.7%
Taxes	1,243,713	529,984	151,229	90,784		2,015,710	3.8%
Other	110,646	115,844	47,782	50,836		325,109	0.6%

Total Personnel	16,227,465	6,049,024	2,143,392	1,521,865	—	25,941,746	48.9%
Building
Rent	1,682,551	785,263	189,893	110,178		2,767,884	5.2%
Utilities	377,213	137,086	33,564	26,570		574,433	1.1%
Depreciation	625,450	425,026	97,491	179,446		1,327,412	2.5%
Other	113,271	109,340	684	12,079		235,375	0.4%

Total Building	2,798,485	1,456,715	321,632	328,273	—	4,905,104	9.2%
Telecommunications
Telephone	856,255	373,494	85,820	102,685		1,418,254	2.7%
Computers	210,838	297,178	96,851	67,373		672,239	1.3%
Office Expense	350,964	91,107	17,864	23,580		483,515	0.9%
Other	—	—	(551)	—		(551)	0.0%

Total Telecommunications	1,418,057	761,778	199,984	193,637	—	2,573,457	4.8%
Advertising	1,271,593	163,786	38,034	25,317		1,498,729	2.8%
Reinsurance Claims Expense	1,570,543	1,448,446	—	—		3,018,989	5.7%
Reinsurance Commission Exp	—	332,320	—	—		332,320	0.6%
Professional Fees	229,690	159,238	19,271	8,131,099		8,539,298	16.1%
Collection Expense	26,732	506,807	1,708	—		535,248	1.0%
Travel	754,537	192,923	27,091	114,545		1,089,097	2.1%
Office Expense	831,713	429,293	117,544	113,688		1,492,237	2.8%
Entertainment	230,424	126	68	35		230,653	0.4%
Amortization	147,468	58,004	92,064	—		297,537	0.6%
Taxes & Licenses	211,722	169,403	26,998	26,864		434,987	0.8%
Other	1,216,250	1,335,574	224,005	106,533		2,882,361	5.4%

Other Expenses	2,637,576	1,992,400	460,679	247,120	—	5,337,775	10.1%

Total Direct Expense	38,060,872	32,469,006	3,882,854	10,801,896	—	85,214,629	160.5%
Allocated Expense	21,858	42,497	15,097	(79,452)		0

Net Income Before Taxes	5,292,005	(27,162,409)	96,165	(10,342,006)	—	(32,116,245)	-60.5%
Income Tax (34%)	1,625,920	(5,195,166)	61,966	(4,693,580)	—	(8,200,860)	-15.4%

Net Income	3,666,085	(21,967,243)	34,199	(5,648,426)	—	(23,915,385)	-45.0%

Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

7/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(16,143)	—	(69,932)	1,211,848	51,376,059	—	52,501,832	1,041,516	—	1,041,516	53,543,348
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	512,180	1,106,744	—	74,292,799	—	—	75,911,724	34,180,160	—	34,180,160	110,091,884
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(10,325)	—	—	(12,774,752)	—	—	(12,785,077)	(3,407,519)	—	(3,407,519)	(16,192,596)
Loss Reserve	(317,000)	(180,000)	—	(5,143,574)	(25,000)	—	(5,665,574)	(7,260,765)	—	(7,260,765)	(12,926,339)
Unearned Insurance	—	—	—	(1,047,169)	—	—	(1,047,169)	(1,453,534)	(1,062,234)	(2,515,768)	(3,562,936)
Dealer Holdback	—	—	—	—	—	—	—	(234,602)	—	(234,602)	(234,602)
Premises and Equipment, GROSS	173,157	13,687	1,158,025	6,616,673	1,101,830	—	9,063,373	2,914,439	—	2,914,439	11,977,812
Accumulated Depreciation	(149,437)	(12,226)	(1,051,056)	(4,466,004)	(727,252)	—	(6,405,975)	(2,260,892)	—	(2,260,892)	(8,666,867)
Accounts Receivable	73,260	—	122,059	225,089	(8,972)	—	411,437	1,929,220	(3,025,768)	(1,096,547)	(685,111)
Repossessed Automobiles	—	—	—	—	—	—	—	261,684	—	261,684	261,684
Intercompany Balance	390,831	(705,176)	(6,317,533)	(40,948,921)	116,688,294	(6,248,675)	62,858,820	(72,446,910)	9,588,090	(62,858,820)	0
Goodwill	348,938	—	353,379	18,241,569	—	—	18,943,886	13,662,106	—	13,662,106	32,605,993
Other Intangible Assets	—	—	2,030,601	1,667	—	—	2,032,268	—	—	—	2,032,268
Accumulated Amortization	(220,994)	—	(1,245,092)	(266,200)	—	—	(1,732,287)	(1,152,029)	—	(1,152,029)	(2,884,316)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	265,876	265,876	265,876
Prepaid Assets	39	456	75,993	902,402	1,684,382	—	2,663,272	168,365	—	168,365	2,831,637
Other Assets	—	—	198,105	(27,159)	557,508	—	728,454	20,250	173,146	193,397	921,850

Total Assets	784,507	223,485	(4,745,449)	36,818,268	195,004,456	(18,409,595)	209,675,672	(34,038,508)	5,939,111	(28,099,397)	181,576,274
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,698,128	—	2,699,637	32,347	—	32,347	2,731,984
Notes Payable	—	—	67,738	—	80,443,895	—	80,511,634	—	—	—	80,511,634
Subordinated Notes Payable	—	—	—	—	120,901,427	—	120,901,427	1,896,058	—	1,896,058	122,797,485
Accounts Payable	4,236	1,509	38,257	719,568	129,309	—	892,879	511,532	326,951	838,483	1,731,362
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	61,966	1,501,550	(8,130,445)	—	(6,566,929)	(5,176,815)	124,370	(5,052,445)	(11,619,374)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	14,053	5,741	20,493	2,764,867	500,230	—	3,305,384	368,567	8,171	376,738	3,682,122
Other Liabilities	294,055	95,331	87,252	195,439	44,871	—	716,948	50,269	467,950	518,219	1,235,167

Total Liabilities	312,344	102,581	277,216	5,181,712	197,647,643	—	203,521,496	(2,318,042)	1,144,838	(1,173,204)	202,348,292
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(93,234)	(7,111)	103,277	2,486,721	(6,005,328)	—	(3,515,674)	(8,541,126)	89,792	(8,451,334)	(11,967,008)

Total Stockholders’ Equity	472,163	120,904	(5,022,665)	31,636,556	(2,643,187)	(18,409,595)	6,154,176	(31,720,467)	4,794,273	(26,926,193)	(20,772,018)
Total Liabilities & Stockholders’ Equity	784,507	223,485	(4,745,449)	36,818,268	195,004,456	(18,409,595)	209,675,672	(34,038,508)	5,939,111	(28,099,397)	181,576,274

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$172,479.74	$172,479.74	Bi-Weekly	EFT	0
FICA-Employee	0	$120,578.55	$120,578.55	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,620.30	$1,620.30	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$422,702.57	$422,702.57	$0.00		$0.00

State and Local
Withholding	0	$66,283.15	$66,283.15	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property		2,897.68	$2,897.68
Other:	0	9,740.42	$9,740.42			0

Total State and Local Taxes	$0.00	$78,921.25	$78,921.25	$0.00		$0.00

TOTAL TAXES		$501,623.82	$501,623.82			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	147,289	0				147,289
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$147,288.54	$0.00	$0.00	$0.00	$0.00	$147,288.54

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Form Mor - 4

*	Insider is defined in 11 U.S.C Section 101(31).

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402

Monthly Court Report for														July-04

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	MODERN REC	TICO-SC	TICO- TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(6,683.69)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(6,683.69)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	738,211.96	12,142.29	16,936.06	0.00	0.00	20,630.01	95,971.77	24,850.31	201,659.29	28,038.70	86,992.24	5,828.04	14,785.88	168,365.76	62,011.61
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	738,211.96	12,142.29	16,936.06	0.00	0.00	20,630.01	95,971.77	24,850.31	201,659.29	28,038.70	86,992.24	5,828.04	14,785.88	168,365.76	62,011.61

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	786,660.07	12,142.29	16,936.06	0.00	0.00	20,630.01	95,971.77	24,850.31	201,659.29	28,038.70	86,992.24	5,828.04	14,785.88	168,365.76	110,459.72
Employee Witholding of Insurance/etc	(44,591.61)														(44,591.61)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	742,068.46	12,142.29	16,936.06	0.00	0.00	20,630.01	95,971.77	24,850.31	201,659.29	28,038.70	86,992.24	5,828.04	14,785.88	168,365.76	65,868.11

	(10,540.19)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(10,540.19)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(6,683.69)	0.00	(6,683.69)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	738,211.96	0.00	738,211.96
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	738,211.96	0.00	738,211.96

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	786,660.07		786,660.07
Employee Witholding of Insurance/etc	0.00	(44,591.61)		(44,591.61)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	742,068.46	0.00	742,068.46

	0.00	(10,540.19)	0.00	(10,540.19)

PAYROLL - THE THAXTON GROUP

	Period Ending 7/9/2004	Period Ending 7/23/2004	Period Ending	Total
Corporate
Salary expense	$51,177.64	$51,110.01		$102,287.65
FICA/FUTA/SUTA	$3,456.15	$3,394.10		$6,850.25
401(k) match	$670.83	$650.99		$1,321.82
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$55,304.62	$55,155.10	$—	$110,459.72
Tico Premium
Salary expense	$2,676.12	$2,676.12		$5,352.24
FICA/FUTA/SUTA	$190.50	$190.50		$381.00
401(k) match	$47.40	$47.40		$94.80

Total	$2,914.02	$2,914.02	$—	$5,828.04
				$—
Commercial Lending
Salary expense	$6,116.22	$6,116.22		$12,232.44
FICA/FUTA/SUTA	$554.80	$459.05		$1,013.85
401(k) match	$162.74	$125.19		$287.93
Commissions	$1,251.66	$—		$1,251.66

Total	$8,085.42	$6,700.46	$—	$14,785.88
Thaxton Insurance Group
Salary expense	$64,380.96	$63,937.19		$128,318.15
FICA/FUTA/SUTA	$5,213.90	$6,537.69		$11,751.59
401(k) match	$1,033.30	$1,671.88		$2,705.18
Overtime	$728.28	$390.85		$1,119.13
Commissions	$—	$21,571.71		$21,571.71
Bonus	$2,400.00	$500.00		$2,900.00

Total	$73,756.44	$94,609.32	$—	$168,365.76
Tico
Salary expense	$206,849.46	$199,828.42	$—	$406,677.88
FICA/FUTA/SUTA	$16,857.40	$17,717.01	$—	$34,574.41
401(k) match	$1,218.13	$971.46	$—	$2,189.59
Overtime	$10,066.86	$1,968.43	$—	$12,035.29
Commissions	$—	$—	$—	$—
Bonus	$3,243.50	$28,500.00	$—	$31,743.50

Total	$238,235.35	$248,985.32	$—	$487,220.67
Period Total	$378,295.85	$408,364.22	$—	$786,660.07
401(k) payable	$(11,121.81)	$(12,350.87)		$(23,472.68)
Payable to reimbursement	$(1,043.12)	$(1,623.89)		$(2,667.01)
Dental insurance	$(502.22)	$(494.52)		$(996.74)
Cancer insurance	$(513.72)	$(535.25)		$(1,048.97)
Life insurance	$(697.13)	$(715.74)		$(1,412.87)
Contingent health liability	$(7,876.71)	$(6,981.78)		$(14,858.49)
Tax/stale date adj		$(134.85)		$(134.85)
Tax levy				$—
Advance		$(106.25)
Unidentified
KERP	$47,489.00	$(52,211.00)

	$404,030.14	$333,210.07	$—	$737,240.21
	$25,734.29	$(75,154.15)	$—	$(49,419.86)
				$—
				$—
Net Checks	$26,175.38	$21,563.47		$47,738.85
Direct Deposits	$217,467.24	$171,770.50		$389,237.74
Wage Garnishments	$1,210.04	$817.43		$2,027.47
Federal Tax	$38,083.08	$39,833.16		$77,916.24
EE SS Tax	$20,620.01	$22,353.33		$42,973.34
ER SS Tax	$20,619.99	$22,353.39		$42,973.38
EE Med Tax	$4,925.26	$5,330.66		$10,255.92
ER Med Tax	$4,925.22	$5,330.61		$10,255.83
State/local Tax	$17,211.00	$17,885.73		$35,096.73
Futa	$111.73	$86.76		$198.49
Suta	$615.81	$527.59		$1,143.40
Adjustments	$4,576.38	$77,703.29		$82,279.67

GRAND TOTAL	$356,541.14	$385,555.92	$—	$742,097.06

				$—
reconciliation	$(47,489.00)	$52,345.85	$—	$4,856.85
Accrual	$(73,223.29)	$127,500.00	$—	$54,276.71

PAYROLL - TICO

	Period Ending 7/9/2004	Period Ending 7/23/2004	Period Ending	Total
SC/VA
Salary expense	$74,273.09	$80,557.96		$154,831.05
FICA/FUTA/SUTA	$6,566.32	$7,675.68		$14,242.00
401(k) match	$256.00	$276.09		$532.09
Overtime	$9,273.97	$1,480.18		$10,754.15
Commissions	$—	$—		$—
Bonus	$3,200.00	$18,100.00		$21,300.00

Total	$93,569.38	$108,089.91	$—	$201,659.29
AL
Salary expense	$5,137.14	$5,186.25		$10,323.39
FICA/FUTA/SUTA	$390.91	$446.89		$837.80
401(k) match	$—	$—		$234,120.48
Overtime	$149.10	$132.00		$281.10
Commissions	$—	$—		$—
Bonus	$—	$700.00		$700.00

Total	$5,677.15	$6,465.14	$—	$12,142.29
NC
Salary expense	$8,376.12	$8,274.72		$16,650.84
FICA/FUTA/SUTA	$718.41	$865.44		$1,583.85
401(k) match	$134.42	$135.43		$269.85
Overtime	$25.47	$—		$25.47
Commissions	$—	$—		$—
Bonus	$—	$2,100.00		$2,100.00

Total	$9,254.42	$11,375.59	$—	$20,630.01
GA
Salary expense	$7,302.38	$6,409.54		$13,711.92
FICA/FUTA/SUTA	$651.06	$642.83		$1,293.89
401(k) match	$—	$—		$—
Overtime	$610.25	$120.00		$730.25
Commissions	$—	$—		$—
Bonus	$—	$1,200.00		$1,200.00

Total	$8,563.69	$8,372.37	$—	$16,936.06
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL – TICO

	Period Ending 7/9/2004	Period Ending 7/23/2004	Period Ending	Total
KY
Salary expense	$51,009.61	$31,866.00		$82,875.61
FICA/FUTA/SUTA	$3,835.40	$2,896.76		$6,732.16
401(k) match	$355.93	$—		$355.93
Overtime	$8.07	$—		$8.07
Commissions	$—	$—		$—
Bonus	$—	$6,000.00		$6,000.00

Total	$55,209.01	$40,762.76	$—	$95,971.77
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$18,057.64	$8,000.00		$26,057.64
FICA/FUTA/SUTA	$1,369.06	$612.00		$1,981.06
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$19,426.70	$8,612.00	$—	$28,038.70
Corp
Salary expense	$31,245.27	$48,362.48		$79,607.75
FICA/FUTA/SUTA	$2,319.33	$3,659.18		$5,978.51
401(k) match	$437.16	$525.32		$962.48
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$43.50	$400.00		$443.50

Total	$34,045.26	$52,946.98	$—	$86,992.24
Modern
Salary expense	$11,448.21	$11,171.47		$22,619.68
FICA/FUTA/SUTA	$1,006.91	$918.23		$1,925.14
401(k) match	$34.62	$34.62		$69.24
Overtime	$—	$236.25		$236.25
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$12,489.74	$12,360.57	$—	$24,850.31
Period Total	$238,235.35	$248,985.32	$—	$487,220.67

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	July-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(73,003.80)	—	—	—	—	—		(73,003.80)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,367,204.58	40,943.01	401,996.00	339,388.09	181,998.65	169,703.28	122,151.91	111,023.64
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,367,204.58	40,943.01	401,996.00	339,388.09	181,998.65	169,703.28	122,151.91	111,023.64

Cash Disbursements - Loans
Gross Wages	1,314,472.23	39,126.06	390,653.31	322,513.74	171,035.36	162,296.60	114,455.03	114,392.13
Federal Tax	94,563.50	2,323.64	25,630.64	22,688.57	12,487.21	9,592.59	8,728.55	13,112.30
SS Tax	77,605.21	2,350.32	23,719.36	19,207.39	10,454.97	9,738.22	6,916.53	5,218.42
Med Tax	18,589.01	549.68	5,547.33	4,561.27	2,445.15	2,277.46	1,617.54	1,590.58
EIC	(115.22)	—	—	(115.22)	—	—	—	—
State Tax	31,186.42	1,116.00	68.36	12,084.25	6,508.01	5,787.57	101.85	5,520.38
Advance	(1,474.13)	(49.13)	(250.00)	—	—	—	(1,300.00)	125.00
Mileage	(35,193.26)	(1,035.16)	(9,487.66)	(10,523.70)	(5,775.62)	(3,932.60)	(4,242.76)	(195.76)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	150.00	—	—	150.00	—	—	—	—
STD	2,182.76	69.25	700.81	537.38	268.69	282.54	199.44	124.65
Medical	24,617.45	996.76	6,129.20	5,842.33	1,733.36	3,857.24	2,300.40	3,758.16
401K Loans	5,020.95	—	2,865.99	600.92	428.26	99.32	—	1,026.46
401K Deducts	17,965.09	417.01	6,062.91	5,360.29	1,836.83	227.41	226.99	3,833.65
AHL Dental	5,143.19	171.50	1,232.28	1,369.68	542.94	866.16	545.94	414.69
AHL Cancer	1,375.42	48.84	401.56	376.68	130.56	211.02	52.04	154.72
AHL Life	3,632.30	125.18	963.56	876.38	539.03	591.82	297.91	238.42
Flex Med	1,388.76	—	327.74	602.42	—	—	—	458.60
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	101.00	2.00	23.00	40.00	10.00	12.00	14.00	—
Garnishment	913.83	231.94	278.66	328.23	—	75.00	—	—
Bankrpc	347.50	—	—	187.50	160.00	—	—	—
Child support	7,781.10	100.00	1,759.44	2,118.26	820.06	1,530.84	1,452.50	—
Tax Levy	225.00	—	—	150.00	—	75.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	256,065.88	7,417.83	65,973.18	66,502.63	32,589.45	31,291.59	16,910.93	35,380.27
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	9,267.43	331.94	2,038.10	2,783.99	980.06	1,680.84	1,452.50	—
Federal Tax	94,563.50	2,323.64	25,630.64	22,688.57	12,487.21	9,592.59	8,728.55	13,112.30
EE SS Tax	77,605.21	2,350.32	23,719.36	19,207.39	10,454.97	9,738.22	6,916.53	5,218.42
ER SS Tax	77,605.23	2,350.37	23,719.32	19,716.06	10,454.96	9,229.56	6,916.52	5,218.44
EE Med Tax	18,589.01	549.68	5,547.33	4,561.27	2,445.15	2,277.46	1,617.54	1,590.58
ER Med Tax	18,589.00	549.68	5,547.27	4,680.24	2,445.11	2,158.56	1,617.54	1,590.60
State Tax	31,186.42	1,116.00	68.36	12,084.25	6,508.01	5,787.57	101.85	5,520.38
Futa	1,421.81	83.62	439.85	365.84	189.10	147.80	151.43	44.17
Suta	6,597.15	305.18	1,794.07	1,554.75	1,393.60	628.21	733.63	187.71
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,366,486.82	40,943.01	401,996.00	339,388.09	181,998.65	169,703.28	122,151.91	110,305.88
Manual Checks	—

Total Other Cash Disbursements	1,366,486.82	40,943.01	401,996.00	339,388.09	181,998.65	169,703.28	122,151.91	110,305.88

TOTAL ALL CASH DISBURSEMENTS	1,366,486.82	40,943.01	401,996.00	339,388.09	181,998.65	169,703.28	122,151.91	110,305.88

	(72,286.04)	—	—	—	—	—	—	(72,286.04)

Book Balance per bank rec.	(72,286.04)		—		—	—		(72,286.04)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. -
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(73,003.80)	—	(73,003.80)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,367,204.58	—	1,367,204.58
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,367,204.58	—	1,367,204.58

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,314,472.23
Federal Tax	—	94,563.50
SS Tax	—	77,605.21	—	77,605.21
Med Tax	—	18,589.01
EIC	—	(115.22)	—	(115.22)
State Tax	—	31,186.42	—	31,186.42
Advance	—	(1,474.13)	—	(1,474.13)
Mileage	—	(35,193.26)	—	(35,193.26)
Miscellaneous	—	—	—	—
Shortage	—	150.00	—	150.00
STD	—	2,182.76	—	2,182.76
Medical	—	24,617.45	—	24,617.45
401K Loans	—	5,020.95	—	5,020.95
401K Deducts	—	17,965.09	—	17,965.09
AHL Dental	—	5,143.19	—	5,143.19
AHL Cancer	—	1,375.42	—	1,375.42
AHL Life	—	3,632.30	—	3,632.30
Flex Med	—	1,388.76	—	1,388.76
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	101.00	—	101.00
Garnishment	—	913.83	—	913.83
Bankrpc	—	347.50	—	347.50
Child support	—	7,781.10	—	7,781.10
Tax Levy	—	225.00	—	225.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	256,065.88	—	256,065.88
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	9,267.43	—	9,267.43
Federal Tax	—	94,563.50		94,563.50
EE SS Tax	—	77,605.21		77,605.21
ER SS Tax	—	77,605.23		77,605.23
EE Med Tax	—	18,589.01		18,589.01
ER Med Tax	—	18,589.00		18,589.00
State Tax	—	31,186.42		31,186.42
Futa	—	1,421.81		1,421.81
Suta	—	6,597.15		6,597.15
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,366,486.82		1,366,486.82
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,366,486.82	—	1,366,486.82

TOTAL ALL CASH DISBURSEMENTS	—	1,366,486.82	—	1,366,486.82

	—	(72,286.04)	—	(72,286.04)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$117,787,104.85
Plus Amounts billed during the period	$7,517,997.85
Sold Receivables during month
Less Amounts collected during the period	(15,294,071.18)
Total Accounts Receivable at the end of the reporting period	$110,011,031.52

Amount
Accounts Receivable Aging
0-30 days old	$100,005,743.18
31-60 days old	$3,538,542.98
61-90 days old	$1,959,294.39
91+ days old	$4,507,450.97
Total Accounts Receivable	$110,011,031.52
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$110,011,031.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 7/30/2004

Aged Accounts Receivable

(Gross Balance as of 7/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$94,206,368	$65,662,561	$27,825,724	$411,116	$306,968
Potential (1-30)	$5,799,375	$3,754,624	$1,666,505	$341,584	$36,662
31-60 Days	$3,538,543	$2,195,778	$1,179,275	$108,596	$54,894
61-90 Days	$1,959,294	$1,142,026	$734,255	$41,069	$41,945
91 and Over	$4,507,451	$1,537,811	$2,693,549	$204,379	$71,711
Total Delinquency	$15,804,663	$8,630,239	$6,273,584	$695,628	$205,212
Total Gross Receivables	$110,011,032	$74,292,799	$34,099,308	$1,106,744	$512,180
Post Accounts Payable
(As of 7/30/04)
Southern Management	$129,536
Tico Credit	$17,753
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$147,289

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	Page 98	THAX8K, AR AP

THE THAXTON GROUP		CASES 03-13182 -03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	July

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY				INACTIVE	INACTIVE
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Paragon, Inc	Modern Central Recovery
Beginning Inter-company balance as of 6/30 per G/L Trial Balance	—	6,248,675.00	120,930,275.00			(6,349,346.00)	(685,658.00)	88,299.00		(44,758,535.00)	(76,274,087.00)	—	—	—

Cash Transfers between companies	—		(2,913,871.29)			220,677.18				179,738.53	2,513,455.58
Expenses paid by Corporate - expensed in subsidiaries (treated as	0.00		(301,746.22)			(8,847.39)	(19,518.00)	302,532.00		33,656.05	(6,076.44)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		186,387.51							(113,417.10)	(72,970.41)
Payroll	—		693,105.18			(178,234.51)					(514,870.67)
Analysis charges	—		9,789.93			(1,782.47)					(8,007.46)
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(1,915,646.40)								1,915,646.40
	—

General Ledger as of 7/31/04	0.00	6,248,675.00	116,688,293.71	—	—	(6,317,533.19)	(705,176.00)	390,831.00	—	(44,658,557.52)	(72,446,910.00)	—	—	—

	0.00	6,248,675.00	116,688,293.71	—	—	(6,317,533.19)	(705,176.00)	390,831.00	—	(44,658,557.52)	(72,446,910.00)	—	—	—

Balance Sheet - July 31, 2004	—	6,248,675.00	116,688,294.00			(6,317,533.00)	(705,176.00)	390,831.00		(44,658,558.00)	(72,446,910.00)